UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2020

AC Alternatives® Income Fund
Investor Class (ALNNX)
I Class (ALNIX)
Y Class (ALYNX)
A Class (ALNAX)
C Class (ALNHX)
R Class (ALNRX)
R6 Class (ALNDX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALNNX	-12.68%	-0.18%	-0.64%	7/31/15
HFRX Fixed Income - Credit Index	—	7.62%	2.89%	2.37%	—
Bloomberg Barclays U.S. Universal Bond Index	—	5.96%	4.34%	4.21%	—
I Class	ALNIX	-12.50%	0.01%	-0.44%	7/31/15
Y Class	ALYNX	-12.37%	—	-1.58%	4/10/17
A Class	ALNAX				7/31/15
No sales charge		-12.81%	-0.43%	-0.87%
With sales charge		-17.79%	-1.61%	-1.98%
C Class	ALNHX	-13.54%	-1.18%	-1.63%	7/31/15
R Class	ALNRX	-13.04%	-0.66%	-1.12%	7/31/15
R6 Class	ALNDX	-12.37%	0.17%	-0.29%	7/31/15
Although the fund commenced operations on May 29, 2015, the performance inception date (for all classes except Y Class) reflects the date the fund began investing in accordance with its investment strategy. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made July 31, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $9,668

HFRX Fixed Income - Credit Index — $11,312

Bloomberg Barclays U.S. Universal Bond Index — $12,421

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R6 Class
1.83%	1.63%	1.48%	2.08%	2.83%	2.33%	1.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Advisor: American Century Investment Management, Inc.
Portfolio Managers: Cleo Chang and Hitesh Patel

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Kent Muckel and Darren Myers

The fund’s Board of Directors has approved plans to liquidate AC Alternatives Income on February 26, 2021. Prior to the liquidation, the fund will close to all investments after the close of business on January 15, 2021.

Performance Summary

For the fiscal year ended October 31, 2020, the AC Alternatives Income Fund returned -12.68%.* The loss was largely due to performance in March, when markets declined sharply in response to the COVID-19 pandemic and resulting economic shutdowns. In comparison, the HFRX Fixed Income - Credit Index returned 7.62% for the 12-month period. The Bloomberg Barclays U.S. Universal Bond Index returned 5.96% for the fiscal year, as declining interest rates offset rising credit spreads. Fund returns reflect operating expenses, while index returns do not.

Performance Review

The 12 months ended October 31, 2020, represented an extraordinary period for capital markets, global economies and the fund. U.S. equities began the fiscal year on relatively strong terms, as the S&P 500 Index rallied to a peak on February 19, 2020. However, once the gravity of the emerging pandemic took hold, the equity market collapsed in a historic fashion, losing nearly 34% in a mere 23 trading days. This was the quickest descent into bear market territory in the index’s history. Credit markets followed a similar pattern of early strength before experiencing the second-worst calendar quarter in the history of the high-yield bond market. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index declined almost 13% during the first three months of 2020, and credit spreads briefly touched 1,100 basis points.

In response to collapsing economic activity and financial markets, U.S. policymakers reacted swiftly with fiscal and monetary programs. The Federal Reserve (Fed) expanded its balance sheet by trillions of dollars and cut short-term interest rates to near 0%. The Fed also provided unlimited liquidity to the banking sector and set up several programs to backstop stressed portions of the financial markets. Congress delivered a fiscal aid package equaling more than 10% of gross domestic product (GDP). These efforts eventually helped promote a robust rebound in financial markets. For example, the S&P 500 Index ended the fiscal year with a return of 9.71%, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index gained 3.49% for the period.
Against this challenging backdrop, the fund’s performance suffered, especially during the trying month of March and the rebounding month of April. We had macro hedges in place during the initial downdraft, but those benefits gave way to losses as markets quickly rebounded. Furthermore, we maintained a cautious risk positioning due to expectations for another sell-off in risk assets following the initial bounceback. But this did not materialize until late in the fiscal year.

Marathon Asset Management’s high-yield bond and loan strategy, which was the largest fund allocation, underperformed the high-yield market during the fiscal year, posting double-digit negative returns. The fund’s income-oriented real estate investment trust (REIT) strategy managed by American Century Investment Management also underperformed its REIT benchmark.**

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

**From November 1, 2019, through February 29, 2020, Timbercreek Investment Management managed the portfolio’s income-oriented REIT strategy. Effective March 1, 2020, Timbercreek Investment Management was no longer an underlying subadvisor to the fund.

Furthermore, the structured credit strategy managed by Good Hill Partners also posted double-digit losses during the fiscal year, as positions in commercial mortgage-backed securities and collateralized loan obligations proved troublesome.

As of October 31, 2020, the portfolio’s capital allocation was as follows: 32% Marathon Asset Management, LP; 20% ArrowMark Colorado Holdings LLC; and 18% Good Hill Partners LP. Allocations to cash and specific sleeves managed by Perella Weinberg Partners Capital Management and/or American Century Investment Management accounted for the remaining balances.

Outlook

Our portfolio positioning remains cautiously constructive. While the equity and credit markets have rebounded and economic data have surprised to the upside, 2020 will still be the single-worst year for global growth in decades, which argues for some caution in positioning. Despite an unprecedented level of fiscal and monetary stimulus to counteract COVID-19’s economic disruption, current consensus forecast for full-year 2020 GDP is -4%. This contraction would be significantly worse than the GDP decline in 2008’s Great Recession. The trend of COVID-19 infections, which appears to be worsening in parts of Europe and the U.S., likely will have an impact on asset values. Additional lockdowns to suppress current infection rates are looming, but we believe they will be less onerous on economic activity than those implemented earlier in 2020.
The more constructive elements of positioning rely on continued easy monetary policy from the Fed. Currently, money supply is growing at an astounding 23%, providing ample liquidity to the marketplace. Additionally, the government’s fiscal response, which currently amounts to more than 12% of GDP, has helped stabilize the economy. We expect additional fiscal aid regardless of the political environment, although the size and timing remain uncertain. We are also encouraged by the continued progress in vaccine development, given the strong results in several trials.
We believe current yields on U.S. Treasuries and investment-grade corporates are uninspiring, which is forcing yield-seeking investors into other areas of the credit markets. This backdrop also makes income-oriented equities, such as high dividend-paying stocks, REITs and master limited partnerships, potentially attractive long-term sources of additional income. We therefore believe a multiasset class approach to generating income, combined with overlay hedges to dampen market volatility, remains an attractive option for income-seeking investors.

Fund Characteristics

OCTOBER 31, 2020
Types of Investments in Portfolio	% of net assets
Corporate Bonds	31.2%
Asset-Backed Securities	20.3%
Common Stocks	10.9%
Collateralized Loan Obligations	9.5%
Commercial Mortgage-Backed Securities	6.8%
Exchange-Traded Funds	6.0%
Collateralized Mortgage Obligations	1.6%
Convertible Preferred Stocks	0.6%
Preferred Stocks	0.5%
Exchange-Traded Funds Sold Short	(3.1)%
Corporate Bonds Sold Short	(2.0)%
Common Stocks Sold Short	(0.4)%
Temporary Cash Investments	14.4%
Other Assets and Liabilities	3.7%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,074.80	$9.96	1.91%
I Class	$1,000	$1,076.00	$8.92	1.71%
Y Class	$1,000	$1,076.80	$8.14	1.56%
A Class	$1,000	$1,074.80	$11.27	2.16%
C Class	$1,000	$1,069.50	$15.14	2.91%
R Class	$1,000	$1,073.40	$12.56	2.41%
R6 Class	$1,000	$1,076.80	$8.14	1.56%
Hypothetical
Investor Class	$1,000	$1,015.53	$9.68	1.91%
I Class	$1,000	$1,016.54	$8.67	1.71%
Y Class	$1,000	$1,017.29	$7.91	1.56%
A Class	$1,000	$1,014.28	$10.94	2.16%
C Class	$1,000	$1,010.51	$14.71	2.91%
R Class	$1,000	$1,013.02	$12.19	2.41%
R6 Class	$1,000	$1,017.29	$7.91	1.56%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2020

		Principal Amount/Shares	Value
CORPORATE BONDS — 31.2%
Aerospace and Defense — 0.5%
Spirit AeroSystems, Inc., 3.95%, 6/15/23		$200,000	$178,875
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)(2)		300,000	303,153
			482,028
Airlines — 0.2%
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29		200,000	201,116
Auto Components — 0.5%
American Axle & Manufacturing, Inc., 6.25%, 4/1/25		100,000	101,469
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(1)(2)		500,000	336,250
			437,719
Automobiles — 1.3%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25(1)(3)		400,000	402,917
Ford Motor Credit Co. LLC, 4.125%, 8/17/27(2)		500,000	493,125
Ford Motor Credit Co. LLC, VRN, 1.52%, (3-month LIBOR plus 1.24%), 2/15/23		250,000	235,594
			1,131,636
Beverages — 0.6%
Ajecorp BV, 6.50%, 5/14/22(2)		500,000	500,758
Capital Markets — 0.8%
Apollo Investment Corp., 5.25%, 3/3/25		300,000	286,773
Owl Rock Capital Corp., 4.25%, 1/15/26(2)		400,000	404,750
			691,523
Chemicals — 2.5%
Braskem Idesa SAPI, 7.45%, 11/15/29(2)		600,000	568,212
FXI Holdings, Inc., 7.875%, 11/1/24(1)(2)		344,000	322,500
INEOS Finance plc, 2.125%, 11/15/25(2)	EUR	300,000	330,783
Methanex Corp., 5.125%, 10/15/27		$100,000	101,955
Neon Holdings, Inc., 10.125%, 4/1/26(1)(2)		500,000	531,250
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)		200,000	202,712
Sasol Financing International Ltd., 4.50%, 11/14/22		200,000	195,150
			2,252,562
Commercial Services and Supplies — 1.7%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	200,000	236,062
Cimpress plc, 7.00%, 6/15/26(1)(2)		$250,000	249,640
GFL Environmental, Inc., 3.75%, 8/1/25(1)		200,000	200,375
LSC Communications, Inc., 8.75%, 10/15/23(1)(2)(4)(5)		1,000,000	155,000
Matthews International Corp., 5.25%, 12/1/25(1)(2)		400,000	381,458
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/1/28(1)		250,000	259,219
			1,481,754
Communications Equipment — 0.5%
CommScope Technologies LLC, 6.00%, 6/15/25(1)		155,000	153,873
ViaSat, Inc., 6.50%, 7/15/28(1)(2)		250,000	258,511
			412,384

		Principal Amount/Shares	Value
Construction and Engineering — 0.6%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(2)		$300,000	$306,692
Pike Corp., 5.50%, 9/1/28(1)		200,000	205,042
			511,734
Consumer Finance — 0.2%
Navient Corp., MTN, 6.125%, 3/25/24		200,000	203,123
Containers and Packaging — 0.2%
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(1)		100,000	101,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.00%, 10/15/27(1)		100,000	101,625
			203,563
Diversified Financial Services — 0.8%
Fairstone Financial, Inc., 7.875%, 7/15/24(1)(2)		500,000	514,010
Sabre GLBL, Inc., 7.375%, 9/1/25(1)		200,000	204,300
			718,310
Diversified Telecommunication Services — 1.7%
Altice France Holding SA, 4.00%, 2/15/28(2)	EUR	500,000	524,805
Frontier Communications Corp., 5.875%, 10/15/27(1)		$200,000	204,250
Oi SA, 10.00% Cash or 8.00% Cash plus 4.00% PIK, 7/27/25 (Acquired 7/31/19 - 8/22/19, Cost $273,624)(2)(6)(7)		300,000	293,628
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28(1)(2)		500,000	484,375
			1,507,058
Electric Utilities — 0.6%
PG&E Corp., 5.00%, 7/1/28(2)		250,000	250,962
PG&E Corp., 5.25%, 7/1/30		250,000	250,313
			501,275
Equity Real Estate Investment Trusts (REITs) — 1.2%
CoreCivic, Inc., 4.625%, 5/1/23(2)		400,000	367,000
Emirates Reit Sukuk Ltd., 5.125%, 12/12/22(2)		560,000	249,158
EPR Properties, 5.25%, 7/15/23		200,000	194,429
GEO Group, Inc. (The), 5.125%, 4/1/23		300,000	242,437
			1,053,024
Food Products — 1.4%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)(2)		500,000	516,758
Minerva Luxembourg SA, 5.875%, 1/19/28(2)		300,000	312,078
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)(2)		450,000	461,250
			1,290,086
Health Care Providers and Services — 0.5%
Global Medical Response, Inc., 6.50%, 10/1/25(1)		200,000	197,750
Synlab Bondco plc, VRN, 4.75%, (3-month EURIBOR plus 4.75%), 7/1/25	EUR	200,000	234,943
			432,693
Hotels, Restaurants and Leisure — 1.8%
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)		$200,000	199,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)(2)		350,000	326,775
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)		200,000	199,554
Safari Verwaltungs GmbH, 5.375%, 11/30/22(2)	EUR	350,000	366,661
Wynn Macau Ltd., 5.625%, 8/26/28(1)		$200,000	192,500

	Principal Amount/Shares	Value
Yum! Brands, Inc., 3.625%, 3/15/31	$300,000	$295,125
		1,579,615
IT Services — 0.2%
CDW LLC / CDW Finance Corp., 3.25%, 2/15/29	200,000	200,000
Machinery — 0.3%
Wabash National Corp., 5.50%, 10/1/25(1)(2)	233,000	233,898
Marine — 0.6%
Global Liman Isletmeleri AS, 8.125%, 11/14/21(2)	700,000	506,240
Media — 1.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	200,000	206,750
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26(1)	500,000	465,857
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)(2)	500,000	292,188
DISH DBS Corp., 5.875%, 11/15/24	100,000	100,750
Nexstar Broadcasting, Inc., 4.75%, 11/1/28(1)	100,000	100,938
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 9/15/26(1)	100,000	100,750
		1,267,233
Metals and Mining — 1.9%
Alcoa Nederland Holding BV, 5.50%, 12/15/27(1)(2)	300,000	316,125
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	100,000	105,125
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)(2)	300,000	301,957
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)(2)	500,000	498,125
IAMGOLD Corp., 5.75%, 10/15/28(1)	300,000	300,615
Petra Diamonds US Treasury plc, 7.25%, 5/1/22(2)(4)(5)	400,000	174,000
		1,695,947
Oil, Gas and Consumable Fuels — 4.0%
Energy Ventures Gom LLC / EnVen Finance Corp., 11.00%, 2/15/23(1)(2)	600,000	444,687
EnLink Midstream Partners LP, 4.40%, 4/1/24(2)	400,000	363,564
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25(2)	500,000	415,937
Leviathan Bond Ltd., 6.125%, 6/30/25(1)	100,000	103,660
Leviathan Bond Ltd., 6.50%, 6/30/27(1)	100,000	103,053
Murphy Oil Corp., 4.95%, 12/1/22	200,000	191,823
Neptune Energy Bondco plc, 6.625%, 5/15/25(1)(2)	400,000	349,000
NuStar Logistics LP, 5.75%, 10/1/25	200,000	201,666
Peru LNG Srl, 5.375%, 3/22/30(2)	500,000	384,280
Puma International Financing SA, 5.125%, 10/6/24	200,000	170,182
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(1)(2)	250,000	224,219
Tullow Oil plc, 6.25%, 4/15/22(2)	600,000	375,000
WPX Energy, Inc., 5.75%, 6/1/26	200,000	205,700
		3,532,771
Paper and Forest Products — 0.3%
Mercer International, Inc., 6.50%, 2/1/24(2)	300,000	302,250
Pharmaceuticals — 0.7%
Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(1)	200,000	202,792
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24(1)(2)	400,000	401,250
		604,042

		Principal Amount/Shares	Value
Professional Services — 0.2%
La Financiere Atalian SASU, 4.00%, 5/15/24	EUR	200,000	$203,538
Real Estate Management and Development — 0.4%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)(2)		$400,000	400,750
Road and Rail — 0.8%
Algeco Global Finance plc, 8.00%, 2/15/23(1)(2)		350,000	347,590
XPO CNW, Inc., 6.70%, 5/1/34(2)		357,000	398,564
			746,154
Specialty Retail — 0.5%
eG Global Finance plc, 6.75%, 2/7/25(1)(2)		375,000	368,063
Michaels Stores, Inc., 4.75%, 10/1/27(1)		100,000	97,900
			465,963
Thrifts and Mortgage Finance — 1.3%
Freedom Mortgage Corp., 10.75%, 4/1/24(1)(2)		100,000	109,480
Freedom Mortgage Corp., 8.125%, 11/15/24(1)(2)		300,000	303,187
Freedom Mortgage Corp., 7.625%, 5/1/26(1)		100,000	99,375
LD Holdings Group LLC, 6.50%, 11/1/25(1)		300,000	305,250
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)		100,000	99,938
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(1)		200,000	197,375
			1,114,605
Transportation Infrastructure — 0.6%
JSL Europe SA, 7.75%, 7/26/24(2)		500,000	513,625
Wireless Telecommunication Services — 0.4%
Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd., 8.75%, 5/25/24(1)(2)		325,000	325,813
TOTAL CORPORATE BONDS (Cost $29,213,693)			27,704,790
ASSET-BACKED SECURITIES — 20.3%
CFG Investments Ltd., Series 2019-1, Class A SEQ, 5.56%, 8/15/29(1)		636,364	642,308
CFG Investments Ltd., Series 2019-1, Class B, 7.62%, 8/15/29(1)		1,000,000	996,784
Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.92%, 4/15/30(1)		800,000	808,203
Coinstar Funding LLC, Series 2017-1A, Class A2 SEQ, 5.22%, 4/25/47(1)		482,500	459,518
Conn's Receivables Funding LLC, Series 2018-A, Class A SEQ, 3.25%, 1/15/23(1)		4,627	4,628
CPS Auto Receivables Trust, Series 2015-C, Class D SEQ, 4.63%, 8/16/21(1)		26,870	26,942
Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.28%, 2/15/30(1)		1,000,000	1,000,087
Credit Suisse ABS Trust, Series 2018-LD1, Class C, 5.17%, 7/25/24(1)		420,091	424,438
DT Auto Owner Trust, Series 2019-2A, Class D, 3.48%, 2/18/25(1)		1,000,000	1,038,733
DT Auto Owner Trust, Series 2019-3A, Class E, 3.85%, 8/17/26(1)		500,000	511,280
Freed ABS Trust, Series 2018-2, Class A SEQ, 3.99%, 10/20/25(1)		50,974	51,198

	Principal Amount/Shares	Value
Global SC Finance II SRL, Series 2014-1A, Class A2 SEQ, 3.09%, 7/17/29(1)	$523,125	$524,399
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class E, 4.31%, 7/15/27(1)	1,000,000	1,037,564
HERO Funding Trust, Series 2017-2A, Class A2 SEQ, 4.07%, 9/20/48(1)	233,491	245,628
Invitation Homes Trust, Series 2018-SFR2, Class D, VRN, 1.60%, (1-month LIBOR plus 1.45%), 6/17/37(1)	1,000,000	1,003,965
Kabbage Funding LLC, Series 2019-1, Class C, 4.61%, 3/15/24(1)	635,571	634,044
Marlette Funding Trust, Series 2017-3A, Class D, 5.03%, 12/15/24(1)	1,000,000	1,005,136
Marlette Funding Trust, Series 2019-3A, Class B, 3.07%, 9/17/29(1)	600,000	609,946
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	415,896	416,879
New Residential Mortgage LLC, Series 2018-FNT1, Class E, 4.89%, 5/25/23(1)	598,087	585,345
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class D, 4.40%, 1/14/28(1)	1,000,000	1,027,432
OneMain Financial Issuance Trust, Series 2017-1A, Class D, 4.52%, 9/14/32(1)	1,500,000	1,505,396
OneMain Financial Issuance Trust, Series 2020-2A, Class D, 3.45%, 9/14/35(1)	700,000	710,081
Progress Residential Trust, Series 2018-SFR3, Class E, 4.87%, 10/17/35(1)	1,700,000	1,753,066
SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.35%, 5/25/28(1)	500,000	515,804
SoFi Consumer Loan Program Trust, Series 2020-1, Class C, 2.50%, 1/25/29(1)	550,000	554,990
TOTAL ASSET-BACKED SECURITIES (Cost $18,008,186)		18,093,794
COMMON STOCKS — 10.9%
Diversified Telecommunication Services — 0.2%
Windstream Holdings, Inc.(5)	15,805	181,757
Windstream Services LLC, (Warrant)(5)	1,380	17,946
		199,703
Energy Equipment and Services†
CHC Group LLC(5)	14,297	572
Equity Real Estate Investment Trusts (REITs) — 8.2%
Agree Realty Corp.	4,161	258,273
Brixmor Property Group, Inc.	25,768	282,417
Community Healthcare Trust, Inc.	8,307	384,614
Crown Castle International Corp.	2,480	387,376
Gaming and Leisure Properties, Inc.	15,230	553,611
Mapletree Industrial Trust	282,800	629,986
MGM Growth Properties LLC, Class A	27,344	723,249
Mid-America Apartment Communities, Inc.	1,696	197,805
NETSTREIT Corp.	29,845	523,481
Rayonier, Inc.	18,622	472,626
Stockland	198,461	539,378
STORE Capital Corp.	21,432	550,802
UDR, Inc.	15,916	497,216

	Principal Amount/Shares	Value
VICI Properties, Inc.	19,168	$439,906
Welltower, Inc.	9,470	509,202
WP Carey, Inc.	5,170	323,694
		7,273,636
Internet and Direct Marketing Retail — 0.1%
MYT Holding LLC, Class B(5)	100,239	71,420
Mortgage Real Estate Investment Trusts (REITs) — 1.8%
AGNC Investment Corp.	51,963	725,923
Blackstone Mortgage Trust, Inc., Class A	10,857	235,597
PennyMac Mortgage Investment Trust	41,234	617,273
		1,578,793
Multiline Retail†
NMG Parent LLC(5)	352	21,120
Real Estate Management and Development — 0.6%
Corp. Inmobiliaria Vesta SAB de CV	348,683	563,344
TOTAL COMMON STOCKS (Cost $9,686,036)		9,708,588
COLLATERALIZED LOAN OBLIGATIONS — 9.5%
Bowman Park CLO Ltd., Series 2014-1A, Class AR, VRN, 1.44%, (3-month LIBOR plus 1.18%), 11/23/25(1)	$73,623	73,563
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, VRN, 1.33%, (3-month LIBOR plus 1.05%), 5/15/31(1)	985,636	973,423
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A2, VRN, 1.61%, (3-month LIBOR plus 1.33%), 5/15/31(1)	1,000,000	997,946
CIFC Funding Ltd., Series 2013-1A, Class DR, VRN, 6.88%, (3-month LIBOR plus 6.65%), 7/16/30(1)	1,000,000	869,162
Harbourview CLO VII Ltd., Series 2007-RA, Class D, VRN, 3.58%, (3-month LIBOR plus 3.36%), 7/18/31(1)	2,018,361	1,534,957
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class D, VRN, 2.82%, (3-month LIBOR plus 2.60%), 1/17/28(1)	1,000,000	861,120
TICP CLO I Ltd., Series 2015-1A, Class F, VRN, 6.92%, (3-month LIBOR plus 6.70%), 7/20/27(1)	530,041	325,616
Venture XVI CLO Ltd., Series 2014-16A, Class DRR, VRN, 2.75%, (3-month LIBOR plus 2.51%), 1/15/28(1)	1,000,000	791,065
Venture XVIII CLO Ltd., Series 2014-18A, Class DR, VRN, 3.34%, (3-month LIBOR plus 3.10%), 10/15/29(1)	1,000,000	811,455
Venture XXIV CLO Ltd., Series 2016-24A, Class E, VRN, 6.94%, (3-month LIBOR plus 6.72%), 10/20/28(1)	1,000,000	762,510
Voya CLO Ltd., Series 2014-1A, Class DR2, VRN, 6.22%, (3-month LIBOR plus 6.00%), 4/18/31(1)	500,000	403,456
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $10,001,070)		8,404,273
COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.8%
BX Trust, Series 2017-SLCT, Class F, VRN, 4.40%, (1-month LIBOR plus 4.25%), 7/15/34(1)	850,000	793,287
GS Mortgage Securities Corp. II, Series 2012-TMSQ, Class D, VRN, 3.46%, 12/10/30(1)	1,422,000	1,262,208
Hilton Orlando Trust, Series 2018-ORL, Class E, VRN, 2.80%, (1-month LIBOR plus 2.65%), 12/15/34(1)	1,000,000	870,350
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class D, VRN, 3.21%, (1-month LIBOR plus 1.71%), 6/15/35(1)	1,000,000	765,356

	Principal Amount/Shares	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class D, VRN, 4.91%, 4/15/47(1)	$1,250,000	$1,081,619
Morgan Stanley Capital I Trust, Series 2018-BOP, Class F, VRN, 2.65%, (1-month LIBOR plus 2.50%), 8/15/33(1)	963,433	854,394
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 4/13/33(1)	1,575,000	443,519
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,977,559)		6,070,733
EXCHANGE-TRADED FUNDS — 6.0%
SPDR Blackstone / GSO Senior Loan ETF	53,300	2,359,058
Vanguard High Dividend Yield ETF	37,900	3,014,566
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,227,988)		5,373,624
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC6, Class A2, VRN, 0.55%, (1-month LIBOR plus 0.40%), 11/25/34	$787,963	693,602
COLT Mortgage Loan Trust, Series 2019-2, Class A2 SEQ, VRN, 3.44%, 5/25/49(1)	275,731	278,187
		971,789
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
GNMA, Series 2012-87, IO, VRN, 0.41%, 8/16/52	3,882,141	40,844
GNMA, Series 2012-99, IO, SEQ, VRN, 0.53%, 10/16/49	3,460,497	74,623
GNMA, Series 2014-126, IO, SEQ, VRN, 0.71%, 2/16/55	2,365,785	86,224
GNMA, Series 2014-126, IO, SEQ, VRN, 0.90%, 2/16/55	2,911,735	133,723
GNMA, Series 2015-85, IO, VRN, 0.45%, 7/16/57	4,580,601	126,909
		462,323
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,459,296)		1,434,112
CONVERTIBLE PREFERRED STOCKS — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.6%
QTS Realty Trust, Inc., 6.50% (Cost $461,060)	3,605	499,916
PREFERRED STOCKS — 0.5%
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Chimera Investment Corp., 8.00%	12,224	276,140
Real Estate Management and Development — 0.2%
CPI Property Group SA, 4.875%	150,000	165,963
TOTAL PREFERRED STOCKS (Cost $471,813)		442,103
TEMPORARY CASH INVESTMENTS — 14.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $12,741,464)	12,741,464	12,741,464
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 101.8% (Cost $96,248,165)		90,473,397
SECURITIES SOLD SHORT — (5.5%)
EXCHANGE-TRADED FUNDS SOLD SHORT — (3.1)%
SPDR S&P 500 ETF Trust (Proceeds $2,015,419)	(8,408)	(2,745,548)
CORPORATE BONDS SOLD SHORT — (2.0)%
Auto Components — (0.3)%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/26	$(300,000)	(287,589)

	Principal Amount/Shares	Value
Chemicals — (0.8)%
LYB International Finance II BV, 3.50%, 3/2/27	$(650,000)	$(715,223)
Distributors — (0.9)%
Core & Main LP, 144A, 6.125%, 8/15/25	(250,000)	(254,219)
Performance Food Group, Inc., 144A, 5.50%, 10/15/27	(500,000)	(513,415)
		(767,634)
TOTAL CORPORATE BONDS SOLD SHORT (Proceeds $1,719,483)		(1,770,446)
COMMON STOCKS SOLD SHORT — (0.4)%
Diversified Consumer Services — (0.1)%
Bright Horizons Family Solutions, Inc.	(980)	(154,889)
Specialty Retail — (0.3)%
Camping World Holdings, Inc., Class A	(9,650)	(255,146)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $445,474)		(410,035)
TOTAL SECURITIES SOLD SHORT — (5.5)% (Proceeds $4,180,376)		(4,926,029)
OTHER ASSETS AND LIABILITIES — 3.7%		3,365,467
TOTAL NET ASSETS — 100.0%		$88,912,835

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
SPDR S&P 500 ETF Trust	84	Put	$320.00	11/4/20	$(2,742,936)	$(13,521)	$(33,390)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,167,073	EUR	2,700,000	State Street Bank and Trust Co.	12/7/20	$20,081
USD	245,039	GBP	189,230	State Street Bank and Trust Co.	12/8/20	(167)
						$19,914

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
E-Mini Financial Select Sector Index	13	December 2020	$951,763	$(23,696)
E-Mini Health Care Select Sector Index	12	December 2020	1,228,560	(27,020)
E-Mini Technology Select Sector Index	38	December 2020	4,236,620	(102,222)
			$6,416,943	$(152,938)

^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
E-Mini Real Estate Select Sector Index	31	December 2020	$1,275,263	$51,637
Russell 2000 E-Mini Index	27	December 2020	2,074,680	(46,787)
S&P 500 E-Mini	18	December 2020	2,938,230	58,895
			$6,288,173	$63,745

^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 31	Buy	(5.00)%	12/20/23	$5,220,000	$(184,271)	$(72,486)	$(256,757)
Markit CDX North America Investment Grade Index Series 34	Sell	1.00%	6/20/25	$5,000,000	26,821	(337)	26,484
					$(157,450)	$(72,823)	$(230,273)

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
EURIBOR	-	Euro Interbank Offered Rate
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $47,918,682, which represented 53.9% of total net assets. Of these securities, 0.2% of total net assets were deemed illiquid under policies approved by the Board of Directors.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on written options contracts, forward foreign currency exchange contracts, futures contracts, securities sold short and/or swap agreements. At the period end, the aggregate value of securities pledged was $9,401,731.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security is in default.
(5)Non-income producing.
(6)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $293,628, which represented 0.3% of total net assets.
(7)The security's rate was paid in cash at the last payment date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $96,248,165)	$90,473,397
Foreign currency holdings, at value (cost of $584,572)	574,977
Deposits with broker for swap agreements	254,153
Deposits with broker for futures contracts	730,367
Deposits with broker for options contracts	665,000
Receivable for investments sold	2,541,935
Receivable for capital shares sold	41,646
Receivable for variation margin on futures contracts	33,840
Receivable for variation margin on swap agreements	1,876
Unrealized appreciation on forward foreign currency exchange contracts	20,081
Interest and dividends receivable	801,747
96,139,019

Liabilities
Securities sold short, at value (proceeds of $4,180,376)	4,926,029
Disbursements in excess of demand deposit cash	34,687
Written options, at value (premiums received $13,521)	33,390
Payable for investments purchased	1,202,961
Payable for capital shares redeemed	837,609
Payable for variation margin on futures contracts	59,728
Unrealized depreciation on forward foreign currency exchange contracts	167
Accrued management fees	109,084
Distribution and service fees payable	6,282
Interest expense payable on securities sold short	11,271
Fees and charges payable on borrowings for securities sold short	4,976
7,226,184

Net Assets	$88,912,835

Net Assets Consist of:
Capital (par value and paid-in surplus)	$133,822,239
Distributable earnings	(44,909,404)
$88,912,835

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,048,942	1,385,243	$7.98
I Class, $0.01 Par Value	$41,502,417	5,200,878	$7.98
Y Class, $0.01 Par Value	$25,978,071	3,255,656	$7.98
A Class, $0.01 Par Value	$3,557,077	446,055	$7.97*
C Class, $0.01 Par Value	$6,181,097	779,308	$7.93
R Class, $0.01 Par Value	$38,014	4,773	$7.96
R6 Class, $0.01 Par Value	$607,217	76,084	$7.98
*Maximum offering price $8.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Interest	$7,411,020
Dividends (net of foreign taxes withheld of $20,316)	1,716,395
9,127,415

Expenses:
Dividend expense on securities sold short	158,290
Interest expense on securities sold short	269,466
Fees and charges on borrowings for securities sold short	153,760
Management fees	2,704,796
Distribution and service fees:
A Class	14,182
C Class	101,664
R Class	170
Directors' fees and expenses	5,929
Other expenses	13,709
3,421,966
Fees waived(1)	(220,787)
3,201,179

Net investment income (loss)	5,926,236

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(31,216,495)
Securities sold short transactions	(2,411,099)
Forward foreign currency exchange contract transactions	(155,319)
Futures contract transactions	(66,682)
Written options contract transactions	17,249
Swap agreement transactions	899,170
Foreign currency translation transactions	128,609
(32,804,567)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,483,395)
Securities sold short	(516,108)
Forward foreign currency exchange contracts	73,089
Futures contracts	(186,909)
Written options contracts	(19,869)
Swap agreements	704,821
Translation of assets and liabilities in foreign currencies	(3,494)
(6,431,865)

Net realized and unrealized gain (loss)	(39,236,432)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,310,196)

(1)Amount consists of $31,764, $141,358, $26,490, $7,147, $12,826, $43 and $1,159 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$5,926,236	$10,405,399
Net realized gain (loss)	(32,804,567)	(3,610,568)
Change in net unrealized appreciation (depreciation)	(6,431,865)	1,566,702
Net increase (decrease) in net assets resulting from operations	(33,310,196)	8,361,533

Distributions to Shareholders
From earnings:
Investor Class	(1,233,207)	(3,026,992)
I Class	(5,613,472)	(6,172,501)
Y Class	(1,080,522)	(312,923)
A Class	(259,107)	(368,895)
C Class	(387,382)	(381,551)
R Class	(1,453)	(846)
R6 Class	(48,784)	(57,924)
Decrease in net assets from distributions	(8,623,927)	(10,321,632)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(154,048,400)	(2,446,114)

Net increase (decrease) in net assets	(195,982,523)	(4,406,213)

Net Assets
Beginning of period	284,895,358	289,301,571
End of period	$88,912,835	$284,895,358

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP assists the investment advisor in making recommendations with respect to hiring, terminating, or replacing the fund's underlying subadvisors. The fund's underlying subadvisors at the period end were ArrowMark Colorado Holdings LLC, Good Hill Partners LP and Marathon Asset Management, LP. Effective March 1, 2020, Timbercreek Investment Management (U.S.) LLC no longer serves as an underlying subadvisor to the fund. PWP determines the percentage of the fund's portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund's investment objective. ACIM directly manages a portion of the fund's portfolio and is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2019 through February 29, 2020, the investment advisor agreed to waive 0.11% of the fund’s management fee. Effective March 1, 2020, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until February 28, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.70%	1.58%
I Class	1.50%	1.38%
Y Class	1.35%	1.23%
A Class	1.70%	1.58%
C Class	1.70%	1.58%
R Class	1.70%	1.58%
R6 Class	1.35%	1.23%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2020 totaled $248,611,458, of which $1,006,445 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the period ended October 31, 2020 totaled $389,855,847, of which $7,919,543 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	1,289,671	$11,110,430	6,138,617	$59,164,040
Issued in reinvestment of distributions	137,642	1,223,800	317,039	3,016,584
Redeemed	(4,964,072)	(41,884,607)	(14,626,399)	(141,483,457)
	(3,536,759)	(29,550,377)	(8,170,743)	(79,302,833)
I Class/Shares Authorized	160,000,000		160,000,000
Sold	2,225,066	20,155,630	18,036,004	174,400,734
Issued in reinvestment of distributions	628,743	5,612,853	645,406	6,172,406
Redeemed	(18,326,517)	(154,080,745)	(11,413,366)	(109,901,184)
	(15,472,708)	(128,312,262)	7,268,044	70,671,956
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	2,122,876	18,422,617	971,992	9,383,347
Issued in reinvestment of distributions	126,976	1,080,522	32,680	312,923
Redeemed	(361,416)	(3,221,282)	(42,754)	(412,308)
	1,888,436	16,281,857	961,918	9,283,962
A Class/Shares Authorized	30,000,000		30,000,000
Sold	191,122	1,681,607	536,366	5,139,494
Issued in reinvestment of distributions	29,324	256,829	38,515	367,286
Redeemed	(790,291)	(7,044,455)	(801,635)	(7,700,149)
	(569,845)	(5,106,019)	(226,754)	(2,193,369)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	11,037	105,816	235,654	2,245,061
Issued in reinvestment of distributions	44,517	387,382	40,042	380,350
Redeemed	(847,832)	(7,177,299)	(380,040)	(3,642,749)
	(792,278)	(6,684,101)	(104,344)	(1,017,338)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	3,668	31,183	5,763	55,478
Issued in reinvestment of distributions	166	1,453	89	846
Redeemed	(3,216)	(25,536)	(2,508)	(24,320)
	618	7,100	3,344	32,004
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	27,652	219,023	9,983	96,528
Issued in reinvestment of distributions	5,493	48,784	6,062	57,924
Redeemed	(120,785)	(952,405)	(7,728)	(74,948)
	(87,640)	(684,598)	8,317	79,504
Net increase (decrease)	(18,570,176)	$(154,048,400)	(260,218)	$(2,446,114)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$27,704,790	—
Asset-Backed Securities	—	18,093,794	—
Common Stocks	$7,683,637	2,024,951	—
Collateralized Loan Obligations	—	8,404,273	—
Commercial Mortgage-Backed Securities	—	6,070,733	—
Exchange-Traded Funds	5,373,624	—	—
Collateralized Mortgage Obligations	—	1,434,112	—
Convertible Preferred Stocks	—	499,916	—
Preferred Stocks	276,140	165,963	—
Temporary Cash Investments	12,741,464	—	—
	$26,074,865	$64,398,532	—
Other Financial Instruments
Futures Contracts	$110,532	—	—
Swap Agreements	—	$26,484	—
Forward Foreign Currency Exchange Contracts	—	20,081	—
	$110,532	$46,565	—

Liabilities
Securities Sold Short
Exchange-Traded Funds	$2,745,548	—	—
Corporate Bonds	—	$1,770,446	—
Common Stocks	410,035	—	—
	$3,155,583	$1,770,446	—
Other Financial Instruments
Futures Contracts	$199,725	—	—
Swap Agreements	—	$256,757	—
Forward Foreign Currency Exchange Contracts	—	167	—
Written Options Contracts	33,390	—	—
	$233,115	$256,924	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $18,784,583.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund's average exposure to these equity price risk derivative instruments held during the period was 126 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these equity price risk derivative instruments held during the period was $5,310,554 futures contracts purchased and $10,215,695 futures contracts sold.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,599,620.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,803,875 futures contracts purchased and $9,207,606 futures contracts sold.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$1,876	Payable for variation margin on swap agreements*	—
Equity Price Risk	Receivable for variation margin on futures contracts*	33,840	Payable for variation margin on futures contracts*	$59,728
Equity Price Risk	Written Options	—	Written Options	33,390
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	20,081	Unrealized depreciation on forward foreign currency exchange contracts	167
		$55,797		$93,285

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$899,170	Change in net unrealized appreciation (depreciation) on swap agreements	$704,821
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(699,141)	Change in net unrealized appreciation (depreciation) on futures contracts	52,335
Equity Price Risk	Net realized gain (loss) on written options contract transactions	17,249	Change in net unrealized appreciation (depreciation) on written options contracts	(19,869)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(155,319)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	73,089
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	632,459	Change in net unrealized appreciation (depreciation) on futures contracts	(239,244)
		$694,418		$571,132

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the companies whose securities it owns in its long portfolio, or in which the fund has taken a short position as well as other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$8,623,927	$10,321,632
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$96,744,971
Gross tax appreciation of investments	$1,575,791
Gross tax depreciation of investments	(7,847,365)
Net tax appreciation (depreciation) of investments	(6,271,574)
Gross tax appreciation on securities sold short	51,995
Gross tax depreciation on securities sold short	(797,648)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	17,830
Net tax appreciation (depreciation)	$(6,999,397)
Undistributed ordinary income	$765,183
Accumulated short-term capital losses	$(21,822,957)
Accumulated long-term capital losses	$(16,852,233)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Subsequent Event

On December 2, 2020, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be February 26, 2021.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.59	0.29	(1.48)	(1.19)	(0.42)	—	(0.42)	$7.98	(12.68)%	1.92%	2.04%	3.24%	3.12%	153%	$11,049
2019	$9.65	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.59	2.74%	1.91%	2.02%	3.43%	3.32%	111%	$47,187
2018	$9.80	0.29	(0.14)	0.15	(0.30)	—(3)	(0.30)	$9.65	1.66%	1.91%	2.01%	2.99%	2.89%	83%	$126,369
2017	$9.48	0.22	0.29	0.51	(0.19)	—	(0.19)	$9.80	5.45%	1.94%	2.02%	2.33%	2.25%	65%	$126,656
2016	$9.61	0.24	0.04	0.28	(0.41)	—	(0.41)	$9.48	3.03%	2.00%	2.01%	2.57%	2.56%	98%	$41,447
I Class
2020	$9.59	0.30	(1.47)	(1.17)	(0.44)	—	(0.44)	$7.98	(12.50)%	1.72%	1.84%	3.44%	3.32%	153%	$41,502
2019	$9.66	0.35	(0.07)	0.28	(0.35)	—	(0.35)	$9.59	2.95%	1.71%	1.82%	3.63%	3.52%	111%	$198,266
2018	$9.80	0.31	(0.13)	0.18	(0.32)	—(3)	(0.32)	$9.66	1.87%	1.71%	1.81%	3.19%	3.09%	83%	$129,431
2017	$9.48	0.27	0.26	0.53	(0.21)	—	(0.21)	$9.80	5.66%	1.74%	1.82%	2.53%	2.45%	65%	$114,472
2016	$9.61	0.26	0.05	0.31	(0.44)	—	(0.44)	$9.48	3.19%	1.80%	1.81%	2.77%	2.76%	98%	$7,111
Y Class
2020	$9.59	0.31	(1.47)	(1.16)	(0.45)	—	(0.45)	$7.98	(12.37)%	1.57%	1.69%	3.59%	3.47%	153%	$25,978
2019	$9.66	0.37	(0.08)	0.29	(0.36)	—	(0.36)	$9.59	3.10%	1.56%	1.67%	3.78%	3.67%	111%	$13,114
2018	$9.81	0.33	(0.15)	0.18	(0.33)	—(3)	(0.33)	$9.66	1.92%	1.56%	1.66%	3.34%	3.24%	83%	$3,914
2017(4)	$9.69	0.15	0.10	0.25	(0.13)	—	(0.13)	$9.81	2.61%	1.59%(5)	1.67%(5)	2.80%(5)	2.72%(5)	65%(6)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$9.58	0.26	(1.47)	(1.21)	(0.40)	—	(0.40)	$7.97	(12.81)%	2.17%	2.29%	2.99%	2.87%	153%	$3,557
2019	$9.65	0.30	(0.06)	0.24	(0.31)	—	(0.31)	$9.58	2.38%	2.16%	2.27%	3.18%	3.07%	111%	$9,737
2018	$9.80	0.27	(0.14)	0.13	(0.28)	—(3)	(0.28)	$9.65	1.41%	2.16%	2.26%	2.74%	2.64%	83%	$11,992
2017	$9.48	0.18	0.31	0.49	(0.17)	—	(0.17)	$9.80	5.19%	2.19%	2.27%	2.08%	2.00%	65%	$13,515
2016	$9.60	0.22	0.04	0.26	(0.38)	—	(0.38)	$9.48	2.80%	2.25%	2.26%	2.32%	2.31%	98%	$20,328
C Class
2020	$9.53	0.19	(1.46)	(1.27)	(0.33)	—	(0.33)	$7.93	(13.54)%	2.92%	3.04%	2.24%	2.12%	153%	$6,181
2019	$9.60	0.23	(0.07)	0.16	(0.23)	—	(0.23)	$9.53	1.73%	2.91%	3.02%	2.43%	2.32%	111%	$14,981
2018	$9.75	0.19	(0.14)	0.05	(0.20)	—(3)	(0.20)	$9.60	0.55%	2.91%	3.01%	1.99%	1.89%	83%	$16,086
2017	$9.43	0.12	0.30	0.42	(0.10)	—	(0.10)	$9.75	4.42%	2.94%	3.02%	1.33%	1.25%	65%	$18,705
2016	$9.57	0.14	0.05	0.19	(0.33)	—	(0.33)	$9.43	2.03%	3.00%	3.01%	1.57%	1.56%	98%	$12,129
R Class
2020	$9.57	0.24	(1.48)	(1.24)	(0.37)	—	(0.37)	$7.96	(13.04)%	2.42%	2.54%	2.74%	2.62%	153%	$38
2019	$9.63	0.29	(0.07)	0.22	(0.28)	—	(0.28)	$9.57	2.23%	2.41%	2.52%	2.93%	2.82%	111%	$40
2018	$9.78	0.26	(0.16)	0.10	(0.25)	—(3)	(0.25)	$9.63	1.16%	2.41%	2.51%	2.49%	2.39%	83%	$8
2017	$9.46	0.16	0.30	0.46	(0.14)	—	(0.14)	$9.78	4.93%	2.44%	2.52%	1.83%	1.75%	65%	$790
2016	$9.59	0.19	0.04	0.23	(0.36)	—	(0.36)	$9.46	2.50%	2.50%	2.51%	2.07%	2.06%	98%	$1,956

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$9.59	0.32	(1.48)	(1.16)	(0.45)	—	(0.45)	$7.98	(12.37)%	1.57%	1.69%	3.59%	3.47%	153%	$607
2019	$9.66	0.36	(0.07)	0.29	(0.36)	—	(0.36)	$9.59	2.99%	1.56%	1.67%	3.78%	3.67%	111%	$1,571
2018	$9.81	0.31	(0.13)	0.18	(0.33)	—(3)	(0.33)	$9.66	2.02%	1.56%	1.66%	3.34%	3.24%	83%	$1,501
2017	$9.48	0.25	0.31	0.56	(0.23)	—	(0.23)	$9.81	5.93%	1.59%	1.67%	2.68%	2.60%	65%	$2,983
2016	$9.62	0.27	0.04	0.31	(0.45)	—	(0.45)	$9.48	3.39%	1.65%	1.66%	2.92%	2.91%	98%	$4,157

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through October 31, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Income Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Income Fund of the American Century Capital Portfolios, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management and Subadvisory Agreements

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the subadvisory agreements between the Advisor and each of the Fund's underlying subadvisors (collectively, the "Subadvisory Agreements"). The underlying subadvisors approved by the Board were Perella Weinberg Partners Capital Management LP, ArrowMark Colorado Holdings, LLC; Good Hill Partners LP; and Marathon Asset Management, L.P. (each a "Subadvisor," and collectively, the "Subadvisors). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund's assets.

Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor, the Subadvisors and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms' length negotiations.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor's code of ethics and any changes thereto. Further, through the Advisor's compliance group, the Board stays abreast of any violations of a Subadvisor's code.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms' length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.

Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.14% (e.g., the Investor Class unified fee will be reduced from 1.70% to 1.56%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements with each Subadvisor, should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $508,124, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90982 2012

Annual Report

October 31, 2020

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ARYVX	-11.78%	4.11%	5.56%	4/29/11
S&P Developed REIT Index	—	-22.47%	0.72%	3.85%	—
FTSE EPRA Nareit Global Index	—	-22.23%	0.72%	2.98%	—
MSCI ACWI Index	—	4.89%	8.10%	6.83%	—
I Class	ARYNX	-11.58%	4.32%	5.77%	4/29/11
Y Class	ARYYX	-11.44%	—	5.35%	4/10/17
A Class	ARYMX				4/29/11
No sales charge		-12.03%	3.84%	5.29%
With sales charge		-17.10%	2.62%	4.64%
C Class	ARYTX	-12.63%	3.06%	4.51%	4/29/11
R Class	ARYWX	-12.19%	3.60%	5.04%	4/29/11
R5 Class	ARYGX	-11.59%	—	5.18%	4/10/17
R6 Class	ARYDX	-11.45%	4.46%	5.14%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived.

Effective June 1, 2020, the fund's primary benchmark changed from the FTSE EPRA Nareit Global Index to the S&P Developed REIT Index. The fund's investment advisor believes that the S&P Developed REIT Index aligns better with the fund's strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $16,737

S&P Developed REIT Index — $14,327

FTSE EPRA Nareit Global Index — $13,217

MSCI ACWI Index — $18,751

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.12%	0.92%	0.77%	1.37%	2.12%	1.62%	0.92%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned -11.78%* for the fiscal year ended October 31, 2020. By comparison, the S&P Developed REIT Index (the fund’s benchmark) returned -22.47%. The MSCI ACWI Index (a broad global stock market measure) returned 4.89%.

As of June 1, 2020, the fund changed its benchmark from the FTSE EPRA Nareit Global Index to the S&P Developed REIT Index. The fund’s performance compared favorably to that of its previous index prior to the benchmark change. For the seven months ending May 31, 2020, the fund returned ‑15.98%, compared to a ‑23.33% return in the FTSE EPRA Nareit Global Index. The fund also outperformed the new index in the period since the benchmark change, returning 5.00% for the five-month period, compared to a 1.57% return in the S&P Developed REIT Index.

Global Real Estate Market Overview

Global real estate stocks experienced heightened volatility over the 12-month period and underperformed the broader global equity market. Stocks fell sharply in the first quarter of 2020 after efforts to contain the COVID‑19 pandemic led to travel restrictions and lockdowns. These measures severely impacted a number of real estate sectors, especially lodging/resorts and retail. Sectors such as industrial and data centers were more resilient, supported by e‑commerce growth and the increased reliance on digital connectivity.

Real estate stocks rebounded in the second quarter, as easing lockdowns and a resurgence in economic activity made it easier for property owners to collect rents. Low interest rates also provided a tailwind for real estate stocks. Despite this resurgence, the lodging/resorts and retail continued to lag other real estate sectors, as those sectors of the economy were slower to recover. As a result, lodging/resorts and retail were the weakest performing sectors of the index for the
12-month period. Data centers and industrial were the strongest-performing sectors, with positive returns.

The fund had negative returns for this volatile period but outperformed the S&P Developed REIT Index, due to both allocation decisions and stock selection. In particular, the fund’s underweight to the challenged retail sector was a notable contributor to relative performance. An underweight to self storage detracted from relative performance.

Data Center Company was a Notable Contributor

GDS Holdings, a data center company in China, was a top relative contributor. As the COVID-19 pandemic forced people to work and interact virtually, companies invested in data center space to house their servers. This investment drove positive earnings growth for companies such as GDS.

An investment in Cellnex Telecom also contributed. Cellnex is the largest owner of cell towers in Europe. Cell tower companies are benefiting from increased carrier spending to support the rollout of 5G communications. Cellnex is also capitalizing on consolidation in the European cellular infrastructure market. In our view, the company’s acquisition strategy and low cost of capital will support its strong earnings growth outlook.

The fund also benefited from not owning Simon Property Group, a prominent owner of U.S.-based regional malls. As countries around the world tried to contain the virus spread through lockdowns,

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

mall foot traffic and related retail spending dropped sharply. This made it harder for mall-based property owners to collect rents. Even as communities began to reopen in the summer, retailer delinquencies and bankruptcies remained a challenge for mall owners. Given these pressures, we continued to take a cautious approach to mall-based retailers.

Resort Owner Detracted from Results

DiamondRock Hospitality, a U.S.-based hotel real estate investment trust (REIT), was a notable laggard. The lodging/resorts sector was hard hit by the COVID-19-related travel disruptions, leading to higher vacancies in hotels such as DiamondRock. Moreover, even as U.S. economic growth rebounded in the third quarter, business travel has been slower to recover. These trends pressured the company’s earnings performance. We exited the position late in the performance period after a third wave of U.S. COVID‑19 infections created renewed uncertainty for travel spending.

The fund’s underweight position in U.S.-based data center REIT Digital Realty Trust also dampened relative performance, as the stock was a strong performer within the index. Data centers outperformed as COVID-19 lockdowns fueled increased investments in connectivity. The fund did not benefit as much from the rise in the stock’s price because of our lower exposure. Following this period of outperformance, we liquidated our holdings in Digital Realty due to valuation concerns.

Lack of exposure to Public Storage, the largest U.S. self-storage REIT, also weighed on relative performance. The company’s stock performed more defensively during the first-quarter market decline, outperforming the broader market. The company also reported stronger-than-expected business trends during the recovery, supported by improved rental rates. We do not own Public Storage because of our concerns over its valuation and competitive positioning.

Outlook

We believe a low interest rate environment will support REIT earnings and valuations. At the same time, we recognize that a renewed wave of COVID-19 cases in Europe and the U.S. could lead to near-term economic uncertainty and market volatility. For this reason, we remain focused on high-quality companies that potentially can outperform through an economic cycle and withstand pandemic-related volatility. We have also recognized how the COVID-19 pandemic may have permanently changed consumer and business behavior. For example, we believe continued
e-commerce penetration will drive demand for industrial properties. As a result, industrial remains a notable sector overweight.

The residential sector ended the period as a prominent overweight, even though we reduced our position over the period. Within residential, we lightened exposure to urban multifamily properties starting in the second quarter, as we expected the pandemic to drive migration away from dense city centers. At the same time, we added exposure to single-family and multifamily residential properties in the suburbs and Sunbelt, areas that are benefiting from this population shift. We also added modest exposure to home financing and timber REITs due to strength in home buying and housing construction.

Retail remained a sizable underweight. We further reduced our retail exposure because of our concerns over retailer bankruptcies and rising vacancy rates, trends worsened by COVID-19. We also reduced our weighting in the office sector, as we believe better-than-expected productivity for at-home workers could dampen demand for office space going forward. As a result, the sector ended the period as a notable underweight.

From a regional standpoint, stock selection led to a relative underweight in the U.S. Our bottom-up process also led to an underweight in Europe. The fund is underweight in Asia, notably Japan, where we see less attractive risk/reward based on valuations and fundamentals. The largest country overweight is China, and the fund holds an overweight in the emerging markets overall.
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Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Prologis, Inc.	8.9%
Equinix, Inc.	6.1%
Invitation Homes, Inc.	3.8%
Welltower, Inc.	3.5%
Sun Communities, Inc.	3.0%
Goodman Group	3.0%
Mid-America Apartment Communities, Inc.	2.6%
Life Storage, Inc.	2.6%
GDS Holdings Ltd., ADR	2.6%
Ventas, Inc.	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	63.8%
Foreign Common Stocks	35.1%
Rights	—*
Total Equity Exposure	98.9%
Temporary Cash Investments	1.9%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(1.0)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	63.8%
Japan	9.5%
Australia	6.6%
China	4.1%
United Kingdom	3.7%
Singapore	2.7%
Canada	2.2%
Hong Kong	2.0%
Other Countries	4.3%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,069.10	$5.72	1.10%
I Class	$1,000	$1,070.00	$4.68	0.90%
Y Class	$1,000	$1,069.90	$3.90	0.75%
A Class	$1,000	$1,067.30	$7.02	1.35%
C Class	$1,000	$1,062.70	$10.89	2.10%
R Class	$1,000	$1,066.30	$8.31	1.60%
R5 Class	$1,000	$1,069.00	$4.68	0.90%
R6 Class	$1,000	$1,070.00	$3.90	0.75%
Hypothetical
Investor Class	$1,000	$1,019.61	$5.58	1.10%
I Class	$1,000	$1,020.61	$4.57	0.90%
Y Class	$1,000	$1,021.37	$3.81	0.75%
A Class	$1,000	$1,018.35	$6.85	1.35%
C Class	$1,000	$1,014.58	$10.63	2.10%
R Class	$1,000	$1,017.09	$8.11	1.60%
R5 Class	$1,000	$1,020.61	$4.57	0.90%
R6 Class	$1,000	$1,021.37	$3.81	0.75%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 6.6%
Charter Hall Group	245,993	$2,142,975
Goodman Group	210,256	2,727,317
Stockland	431,546	1,172,857
		6,043,149
Belgium — 1.4%
Shurgard Self Storage SA	11,748	500,842
VGP NV	6,318	822,678
		1,323,520
Canada — 2.2%
Chartwell Retirement Residences	113,438	813,981
Tricon Residential, Inc.	83,942	689,278
West Fraser Timber Co. Ltd.	10,320	478,626
		1,981,885
China — 4.1%
A-Living Services Co. Ltd., H Shares	148,750	626,873
Ever Sunshine Lifestyle Services Group Ltd.(1)	478,000	826,484
GDS Holdings Ltd., ADR(2)	28,011	2,354,045
		3,807,402
Hong Kong — 2.0%
ESR Cayman Ltd.(2)	341,400	1,031,789
Link REIT	110,000	839,981
		1,871,770
India — 0.6%
Embassy Office Parks REIT	114,600	532,531
Japan — 9.5%
GLP J-Reit	524	804,677
Invesco Office J-Reit, Inc.	8,782	1,089,875
Invincible Investment Corp.	4,516	1,443,781
Mitsui Fudosan Logistics Park, Inc.	330	1,571,041
Open House Co. Ltd.	45,900	1,559,929
Orix JREIT, Inc.	825	1,157,606
SOSiLA Logistics REIT, Inc.	839	1,083,187
		8,710,096
Singapore — 2.7%
Mapletree Industrial Trust	624,800	1,391,851
Mapletree Logistics Trust	793,500	1,134,799
		2,526,650
Spain — 1.8%
Cellnex Telecom SA	26,190	1,682,383
Sweden — 0.5%
Samhallsbyggnadsbolaget i Norden AB(1)	156,555	431,799
United Kingdom — 3.7%
Safestore Holdings plc	58,659	610,816
Segro plc	150,817	1,762,989
Taylor Wimpey plc(2)	772,894	1,056,990
		3,430,795
10

	Shares	Value
United States — 63.8%
AGNC Investment Corp.	47,918	$669,414
Agree Realty Corp.	17,890	1,110,432
Alexandria Real Estate Equities, Inc.	11,900	1,803,088
American Homes 4 Rent, Class A	60,819	1,719,353
Brixmor Property Group, Inc.	117,222	1,284,753
Cousins Properties, Inc.	30,850	786,058
Equinix, Inc.	7,702	5,632,011
Extra Space Storage, Inc.	18,239	2,114,812
Healthpeak Properties, Inc.	41,011	1,106,067
Invitation Homes, Inc.	126,949	3,460,630
JBG SMITH Properties	20,458	477,694
Life Storage, Inc.	20,757	2,369,412
MGM Growth Properties LLC, Class A	38,631	1,021,790
Mid-America Apartment Communities, Inc.	20,815	2,427,653
NETSTREIT Corp.	26,033	456,619
Omega Healthcare Investors, Inc.	32,076	924,110
PennyMac Mortgage Investment Trust	53,723	804,233
Prologis, Inc.	82,335	8,167,632
QTS Realty Trust, Inc., Class A	21,429	1,318,098
Rexford Industrial Realty, Inc.	47,029	2,184,967
RLJ Lodging Trust	50,028	409,229
SBA Communications Corp.	5,523	1,603,714
SL Green Realty Corp.	21,342	913,651
STORE Capital Corp.	41,994	1,079,246
Sun Communities, Inc.	20,336	2,798,844
UDR, Inc.	50,468	1,576,620
Urban Edge Properties	75,599	710,631
Ventas, Inc.	56,853	2,243,988
VICI Properties, Inc.	92,531	2,123,586
Welltower, Inc.	59,294	3,188,238
Weyerhaeuser Co.	65,265	1,781,082
Wyndham Hotels & Resorts, Inc.	9,841	457,705
		58,725,360
TOTAL COMMON STOCKS (Cost $80,515,202)		91,067,340
RIGHTS†
Singapore†
Mapletree Logistic Trust(2) (Cost $—)	8,797	6
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $636,813), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $626,531)		626,528
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $1,112,841), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $1,091,005)		1,091,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	68	68
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,717,596)		1,717,596
11

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $197,331)	197,331	$197,331
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $82,430,129)		92,982,273
OTHER ASSETS AND LIABILITIES — (1.0)%		(895,116)
TOTAL NET ASSETS — 100.0%		$92,087,157

SECTOR ALLOCATION
(as a % of net assets)
Industrial	24.7%
Residential	16.6%
Data Centers	10.0%
Health Care	9.0%
Self Storage	6.1%
Retail	6.0%
Diversified	5.8%
Office	5.7%
Specialty	3.9%
Lodging/Resorts	3.6%
Infrastructure REITs	3.5%
Timber REITs	2.4%
Home Financing	1.6%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,208,321. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,264,228, which includes securities collateral of $1,066,897.
12

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $82,232,798) — including $1,208,321 of securities on loan	$92,784,942
Investment made with cash collateral received for securities on loan, at value (cost of $197,331)	197,331
Total investment securities, at value (cost of $82,430,129)	92,982,273
Receivable for capital shares sold	114,923
Dividends and interest receivable	173,884
Securities lending receivable	166
Other assets	301
93,271,547

Liabilities
Payable for collateral received for securities on loan	197,331
Payable for investments purchased	774,631
Payable for capital shares redeemed	139,940
Accrued management fees	71,006
Distribution and service fees payable	1,482
1,184,390

Net Assets	$92,087,157

Net Assets Consist of:
Capital (par value and paid-in surplus)	$86,508,110
Distributable earnings	5,579,047
$92,087,157

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$19,760,031	1,680,807	$11.76
I Class, $0.01 Par Value	$24,484,326	2,080,944	$11.77
Y Class, $0.01 Par Value	$42,044,319	3,569,958	$11.78
A Class, $0.01 Par Value	$1,465,854	124,850	$11.74*
C Class, $0.01 Par Value	$1,080,087	92,406	$11.69
R Class, $0.01 Par Value	$437,117	37,246	$11.74
R5 Class, $0.01 Par Value	$5,989	509	$11.77
R6 Class, $0.01 Par Value	$2,809,434	238,694	$11.77
*Maximum offering price $12.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $79,705)	$1,849,630
Interest	5,722
Securities lending, net	2,044
1,857,396

Expenses:
Management fees	743,186
Distribution and service fees:
A Class	3,928
C Class	15,933
R Class	1,903
Directors' fees and expenses	2,581
Other expenses	1,865
769,396
Fees waived(1)	(7,952)
761,444

Net investment income (loss)	1,095,952

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,157,856)
Foreign currency translation transactions	(1,783)
(3,159,639)

Change in net unrealized appreciation (depreciation) on:
Investments	(5,579,594)
Translation of assets and liabilities in foreign currencies	229
(5,579,365)

Net realized and unrealized gain (loss)	(8,739,004)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,643,052)
(1)Amount consists of $2,663, $2,212, $2,537, $157, $159, $38 and $186 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively.
See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$1,095,952	$1,059,301
Net realized gain (loss)	(3,159,639)	2,215,486
Change in net unrealized appreciation (depreciation)	(5,579,365)	12,939,829
Net increase (decrease) in net assets resulting from operations	(7,643,052)	16,214,616

Distributions to Shareholders
From earnings:
Investor Class	(1,477,229)	(1,322,298)
I Class	(869,512)	(539,742)
Y Class	(784,024)	(215,983)
A Class	(71,202)	(68,764)
C Class	(66,240)	(62,401)
R Class	(13,232)	(5,647)
R5 Class	(295)	(208)
R6 Class	(86,979)	(58,775)
Decrease in net assets from distributions	(3,368,713)	(2,273,818)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	24,544,647	(4,141,056)

Net increase (decrease) in net assets	13,532,882	9,799,742

Net Assets
Beginning of period	78,554,275	68,754,533
End of period	$92,087,157	$78,554,275

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$197,331	—	—	—	$197,331
Gross amount of recognized liabilities for securities lending transactions					$197,331

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses
18

related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2020, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee before and after waiver for each class for the period ended October 31, 2020 are as follows:

	Before Waiver	After Waiver
Investor Class	1.11%	1.10%
I Class	0.91%	0.90%
Y Class	0.76%	0.75%
A Class	1.11%	1.10%
C Class	1.11%	1.10%
R Class	1.11%	1.10%
R5 Class	0.91%	0.90%
R6 Class	0.76%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $381,998 and $45,240, respectively. The effect of interfund transactions on the Statement of Operations was $8,063 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 were $138,894,021 and $115,770,284, respectively.

19

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	488,160	$6,004,732	883,706	$11,517,118
Issued in reinvestment of distributions	113,539	1,464,651	119,326	1,310,194
Redeemed	(1,456,037)	(18,016,935)	(2,403,454)	(28,801,898)
	(854,338)	(10,547,552)	(1,400,422)	(15,974,586)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	891,681	9,421,444	877,304	10,955,838
Issued in reinvestment of distributions	67,456	869,512	49,202	539,742
Redeemed	(325,684)	(3,908,978)	(741,554)	(8,837,423)
	633,453	6,381,978	184,952	2,658,157
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	2,457,555	29,255,410	847,286	10,531,542
Issued in reinvestment of distributions	60,338	777,755	19,267	211,357
Redeemed	(152,796)	(1,877,578)	(47,288)	(605,519)
	2,365,097	28,155,587	819,265	10,137,380
A Class/Shares Authorized	20,000,000		20,000,000
Sold	45,847	564,312	9,492	118,974
Issued in reinvestment of distributions	5,107	65,980	5,915	65,004
Redeemed	(53,462)	(623,923)	(66,270)	(826,654)
	(2,508)	6,369	(50,863)	(642,676)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	8,580	107,050	6,706	82,709
Issued in reinvestment of distributions	4,336	56,106	4,924	54,217
Redeemed	(79,908)	(967,641)	(63,254)	(772,620)
	(66,992)	(804,485)	(51,624)	(635,694)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	26,384	321,132	14,117	176,646
Issued in reinvestment of distributions	1,023	13,232	510	5,618
Redeemed	(14,670)	(176,133)	(3,451)	(43,337)
	12,737	158,231	11,176	138,927
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	23	295	19	208
R6 Class/Shares Authorized	25,000,000		25,000,000
Sold	167,900	2,026,057	35,578	447,728
Issued in reinvestment of distributions	6,753	86,979	5,363	58,775
Redeemed	(75,322)	(918,812)	(25,918)	(329,275)
	99,331	1,194,224	15,023	177,228
Net increase (decrease)	2,186,803	$24,544,647	(472,474)	$(4,141,056)
20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$6,043,149	—
Belgium	—	1,323,520	—
Canada	—	1,981,885	—
China	$2,354,045	1,453,357	—
Hong Kong	—	1,871,770	—
India	—	532,531	—
Japan	—	8,710,096	—
Singapore	—	2,526,650	—
Spain	—	1,682,383	—
Sweden	—	431,799	—
United Kingdom	—	3,430,795	—
Other Countries	58,725,360	—	—
Rights	—	6	—
Temporary Cash Investments	68	1,717,528	—
Temporary Cash Investments - Securities Lending Collateral	197,331	—	—
	$61,276,804	$31,705,469	—
7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.
21

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 8, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 7, 2020:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1292	$0.1551	$0.1744	$0.0969	—	$0.0645	$0.1551	$0.1744

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,564,871	$2,273,818
Long-term capital gains	$803,842	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$84,653,836
Gross tax appreciation of investments	$10,519,701
Gross tax depreciation of investments	(2,191,264)
Net tax appreciation (depreciation) of investments	8,328,437
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	630
Net tax appreciation (depreciation)	$8,329,067
Undistributed ordinary income	$822,587
Accumulated short-term capital losses	$(3,572,607)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$13.93	0.14	(1.73)	(1.59)	(0.44)	(0.14)	(0.58)	$11.76	(11.78)%	1.11%	1.12%	1.23%	1.22%	147%	$19,760
2019	$11.25	0.20	2.90	3.10	(0.42)	—	(0.42)	$13.93	28.60%	1.12%	1.12%	1.58%	1.58%	118%	$35,303
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
I Class
2020	$13.94	0.18	(1.74)	(1.56)	(0.47)	(0.14)	(0.61)	$11.77	(11.58)%	0.91%	0.92%	1.43%	1.42%	147%	$24,484
2019	$11.26	0.22	2.91	3.13	(0.45)	—	(0.45)	$13.94	28.84%	0.92%	0.92%	1.78%	1.78%	118%	$20,173
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2020	$13.95	0.20	(1.74)	(1.54)	(0.49)	(0.14)	(0.63)	$11.78	(11.44)%	0.76%	0.77%	1.58%	1.57%	147%	$42,044
2019	$11.27	0.24	2.90	3.14	(0.46)	—	(0.46)	$13.95	29.01%	0.77%	0.77%	1.93%	1.93%	118%	$16,810
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
2017(3)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(4)	0.86%(4)	1.99%(4)	1.91%(4)	201%(5)	$5
A Class
2020	$13.91	0.12	(1.75)	(1.63)	(0.40)	(0.14)	(0.54)	$11.74	(12.03)%	1.36%	1.37%	0.98%	0.97%	147%	$1,466
2019	$11.24	0.17	2.90	3.07	(0.40)	—	(0.40)	$13.91	28.21%	1.37%	1.37%	1.33%	1.33%	118%	$1,771
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
C Class
2020	$13.84	0.02	(1.73)	(1.71)	(0.30)	(0.14)	(0.44)	$11.69	(12.63)%	2.11%	2.12%	0.23%	0.22%	147%	$1,080
2019	$11.18	0.07	2.90	2.97	(0.31)	—	(0.31)	$13.84	27.28%	2.12%	2.12%	0.58%	0.58%	118%	$2,206
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$13.90	0.09	(1.74)	(1.65)	(0.37)	(0.14)	(0.51)	$11.74	(12.19)%	1.61%	1.62%	0.73%	0.72%	147%	$437
2019	$11.23	0.13	2.91	3.04	(0.37)	—	(0.37)	$13.90	27.90%	1.62%	1.62%	1.08%	1.08%	118%	$341
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
R5 Class
2020	$13.94	0.17	(1.73)	(1.56)	(0.47)	(0.14)	(0.61)	$11.77	(11.59)%	0.91%	0.92%	1.43%	1.42%	147%	$6
2019	$11.27	0.22	2.90	3.12	(0.45)	—	(0.45)	$13.94	28.73%	0.92%	0.92%	1.78%	1.78%	118%	$7
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
2017(3)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(4)	1.01%(4)	1.84%(4)	1.76%(4)	201%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$13.94	0.19	(1.73)	(1.54)	(0.49)	(0.14)	(0.63)	$11.77	(11.45)%	0.76%	0.77%	1.58%	1.57%	147%	$2,809
2019	$11.27	0.24	2.89	3.13	(0.46)	—	(0.46)	$13.94	28.92%	0.77%	0.77%	1.93%	1.93%	118%	$1,943
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board
32

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

The fund hereby designates $803,842, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

36

Notes
37

Notes
38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 2012

Annual Report

October 31, 2020

NT Global Real Estate Fund
Investor Class (ANREX)
G Class (ANRHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANREX	-11.99%	4.03%	2.77%	3/19/15
S&P Developed REIT Index	—	-22.47%	0.72%	0.11%	—
FTSE EPRA Nareit Global Index	—	-22.23%	0.72%	0.09%	—
MSCI ACWI Index	—	4.89%	8.10%	6.73%	—
G Class	ANRHX	-10.96%	4.86%	3.52%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Effective June 1, 2020, the fund's primary benchmark changed from the FTSE EPRA Nareit Global Index to the S&P Developed REIT Index. The fund's investment advisor believes that the S&P Developed REIT Index aligns better with the fund's strategy.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $11,662

S&P Developed REIT Index— $10,063

FTSE EPRA Nareit Global Index — $10,050

MSCI ACWI Index — $14,427

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.12%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned -10.96%* for the fiscal year ended October 31, 2020. By comparison, the S&P Developed REIT Index (the fund’s benchmark) returned -22.47%. The MSCI ACWI Index (a broad global stock market measure) returned 4.89%.

As of June 1, 2020, the fund changed its benchmark from the FTSE EPRA Nareit Global Index to the S&P Developed REIT Index. The fund’s performance compared favorably to that of its previous index prior to the benchmark change. For the seven months ending May 31, 2020, the fund returned ‑15.74%, compared to a ‑23.33% return in the FTSE EPRA Nareit Global Index. The fund also outperformed the new index in the period since the benchmark change, returning 5.68% for the five-month period, compared to a 1.57% return in the S&P Developed REIT Index.

Global Real Estate Market Overview

Global real estate stocks experienced heightened volatility over the 12-month period and underperformed the broader global equity market. Stocks fell sharply in the first quarter of 2020 after efforts to contain the COVID‑19 pandemic led to travel restrictions and lockdowns. These measures severely impacted a number of real estate sectors, especially lodging/resorts and retail. Sectors such as industrial and data centers were more resilient, supported by e‑commerce growth and the increased reliance on digital connectivity.

Real estate stocks rebounded in the second quarter, as easing lockdowns and a resurgence in economic activity made it easier for property owners to collect rents. Low interest rates also provided a tailwind for real estate stocks. Despite this resurgence, the lodging/resorts and retail continued to lag other real estate sectors, as those sectors of the economy were slower to recover. As a result, lodging/resorts and retail were the weakest performing sectors of the index for the
12-month period. Data centers and industrial were the strongest-performing sectors, with positive returns.

The fund had negative returns for this volatile period but outperformed the S&P Developed REIT Index due to both allocation decisions and stock selection. In particular, the fund’s underweight to the challenged retail sector was a notable contributor to relative performance. An underweight to self storage detracted from relative performance.

Data Center Company was a Notable Contributor

GDS Holdings, a data center company in China, was a top relative contributor. As the COVID-19 pandemic forced people to work and interact virtually, companies invested in data center space to house their servers. This investment drove positive earnings growth for companies such as GDS.

An investment in Cellnex Telecom also contributed. Cellnex is the largest owner of cell towers in Europe. Cell tower companies are benefiting from increased carrier spending to support the rollout of 5G communications. Cellnex is also capitalizing on consolidation in the European cellular infrastructure market. In our view, the company’s acquisition strategy and low cost of capital will support its strong earnings growth outlook.

The fund also benefited from not owning Simon Property Group, a prominent owner of U.S.-based regional malls. As countries around the world tried to contain the virus spread through lockdowns,

*All fund returns referenced in this commentary are for G Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
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mall foot traffic and related retail spending dropped sharply. This made it harder for mall-based property owners to collect rents. Even as communities began to reopen in the summer, retailer delinquencies and bankruptcies remained a challenge for mall owners. Given these pressures, we continued to take a cautious approach to mall-based retailers.

Resort Owner Detracted from Results

DiamondRock Hospitality, a U.S.-based hotel real estate investment trust (REIT), was a notable laggard. The lodging/resorts sector was hard hit by the COVID-19-related travel disruptions, leading to higher vacancies in hotels such as DiamondRock. Moreover, even as U.S. economic growth rebounded in the third quarter, business travel has been slower to recover. These trends pressured the company’s earnings performance. We exited the position late in the performance period after a third wave of U.S. COVID-19 infections created uncertainty for travel spending.

The fund’s underweight position in U.S.-based data center REIT Digital Realty Trust also dampened relative performance, as the stock was a strong performer within the index. Data centers outperformed as COVID-19 lockdowns fueled increased investments in connectivity. The fund did not benefit as much from the rise in the stock’s price because of our lower exposure. Following this period of outperformance, we liquidated our holdings in Digital Realty due to valuation concerns.

Lack of exposure to Public Storage, the largest U.S. self-storage REIT, also weighed on relative performance. The company’s stock performed more defensively during the first-quarter market decline, outperforming the broader market. The company also reported stronger-than-expected business trends during the recovery, supported by improved rental rates. We do not own Public Storage because of our concerns over its valuation and competitive positioning.

Outlook

We believe a low interest rate environment will support REIT earnings and valuations. At the same time, we recognize that a renewed wave of COVID-19 cases in Europe and the U.S. could lead to near-term economic uncertainty and market volatility. For this reason, we remain focused on high-quality companies that potentially can outperform through an economic cycle and withstand pandemic-related volatility. We have also recognized how the COVID-19 pandemic may have permanently changed consumer and business behavior. For example, we believe continued
e-commerce penetration will drive demand for industrial properties. As a result, industrial remains a notable sector overweight.

The residential sector ended the period as a prominent overweight, even though we reduced our position over the period. Within residential, we lightened exposure to urban multifamily properties starting in the second quarter, as we expected the pandemic to drive migration away from dense city centers. At the same time, we added exposure to single-family and multifamily residential properties in the suburbs and Sunbelt, areas that are benefiting from this population shift. We also added modest exposure to home financing and timber REITs due to strength in home buying and housing construction.

Retail remained a sizable underweight. We further reduced our retail exposure because of our concerns over retailer bankruptcies and rising vacancy rates, trends worsened by COVID-19. We also reduced our weighting in the office sector, as we believe better-than-expected productivity for at-home workers could dampen demand for office space going forward. As a result, the sector ended the period as a notable underweight.

From a regional standpoint, stock selection led to a relative underweight in the U.S. Our bottom-up process also led to a slight underweight in Europe. The fund is underweight in Asia, notably Japan, where we see less attractive risk/reward based on valuations and fundamentals. The largest country overweight is in China, and the fund holds an overweight in the emerging markets overall.

4

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Prologis, Inc.	8.9%
Equinix, Inc.	6.1%
Invitation Homes, Inc.	3.8%
Welltower, Inc.	3.5%
Sun Communities, Inc.	3.1%
Goodman Group	3.0%
Mid-America Apartment Communities, Inc.	2.6%
Life Storage, Inc.	2.6%
GDS Holdings Ltd. ADR	2.6%
Ventas, Inc.	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	63.9%
Foreign Common Stocks	35.3%
Rights	—*
Total Equity Exposure	99.2%
Temporary Cash Investments	1.5%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	(0.7)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	63.9%
Japan	9.5%
Australia	6.6%
China	4.1%
United Kingdom	3.7%
Singapore	2.8%
Canada	2.2%
Hong Kong	2.0%
Other Countries	4.4%
Cash and Equivalents*	0.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,070.10	$5.72	1.10%
G Class	$1,000	$1,076.40	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.61	$5.58	1.10%
G Class	$1,000	$1,025.14	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.2%
Australia — 6.6%
Charter Hall Group	1,357,107	$11,822,476
Goodman Group	1,159,951	15,046,204
Stockland	2,380,776	6,470,479
		33,339,159
Belgium — 1.5%
Shurgard Self Storage SA	66,459	2,833,285
VGP NV(1)	34,693	4,517,438
		7,350,723
Canada — 2.2%
Chartwell Retirement Residences	622,736	4,468,480
Tricon Residential, Inc.	471,711	3,873,391
West Fraser Timber Co. Ltd.	56,934	2,640,510
		10,982,381
China — 4.1%
A-Living Services Co. Ltd., H Shares	817,000	3,443,061
Ever Sunshine Lifestyle Services Group Ltd.	2,626,000	4,540,476
GDS Holdings Ltd., ADR(2)	154,533	12,986,953
		20,970,490
Hong Kong — 2.0%
ESR Cayman Ltd.(2)	1,883,600	5,692,671
Link REIT	604,100	4,613,023
		10,305,694
India — 0.6%
Embassy Office Parks REIT	644,000	2,992,584
Japan — 9.5%
GLP J-Reit	2,922	4,487,148
Invesco Office J-Reit, Inc.	48,185	5,979,915
Invincible Investment Corp.	24,914	7,965,090
Mitsui Fudosan Logistics Park, Inc.	1,821	8,669,290
Open House Co. Ltd.	251,800	8,557,520
Orix JREIT, Inc.	4,527	6,352,102
SOSiLA Logistics REIT, Inc.	4,603	5,942,683
		47,953,748
Singapore — 2.8%
Mapletree Industrial Trust	3,447,000	7,678,791
Mapletree Logistics Trust	4,386,400	6,273,074
		13,951,865
Spain — 1.8%
Cellnex Telecom SA	144,486	9,281,437
Sweden — 0.5%
Samhallsbyggnadsbolaget i Norden AB(1)	879,758	2,426,489
United Kingdom — 3.7%
Safestore Holdings plc	321,640	3,349,235
Segro plc	832,035	9,726,147
Taylor Wimpey plc(2)	4,263,943	5,831,261
		18,906,643
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	Shares	Value
United States — 63.9%
AGNC Investment Corp.	269,274	$3,761,758
Agree Realty Corp.	98,210	6,095,895
Alexandria Real Estate Equities, Inc.	65,250	9,886,680
American Homes 4 Rent, Class A	335,529	9,485,405
Brixmor Property Group, Inc.	646,848	7,089,454
Cousins Properties, Inc.	169,356	4,315,191
Equinix, Inc.	42,234	30,883,190
Extra Space Storage, Inc.	100,622	11,667,121
Healthpeak Properties, Inc.	225,136	6,071,918
Invitation Homes, Inc.	696,090	18,975,413
JBG SMITH Properties	115,630	2,699,961
Life Storage, Inc.	113,967	13,009,333
MGM Growth Properties LLC, Class A	215,403	5,697,409
Mid-America Apartment Communities, Inc.	114,833	13,392,973
NETSTREIT Corp.	146,484	2,569,329
Omega Healthcare Investors, Inc.	176,086	5,073,038
PennyMac Mortgage Investment Trust	294,921	4,414,967
Prologis, Inc.	451,999	44,838,301
QTS Realty Trust, Inc., Class A	118,221	7,271,774
Rexford Industrial Realty, Inc.	258,173	11,994,718
RLJ Lodging Trust	274,635	2,246,514
SBA Communications Corp.	30,470	8,847,574
SL Green Realty Corp.	117,741	5,040,492
STORE Capital Corp.	230,647	5,927,628
Sun Communities, Inc.	112,191	15,440,847
UDR, Inc.	278,425	8,697,997
Urban Edge Properties	417,069	3,920,449
Ventas, Inc.	313,650	12,379,765
VICI Properties, Inc.	510,480	11,715,516
Welltower, Inc.	325,122	17,481,810
Weyerhaeuser Co.	357,215	9,748,397
Wyndham Hotels & Resorts, Inc.	55,371	2,575,305
		323,216,122
TOTAL COMMON STOCKS (Cost $458,485,229)		501,677,335
RIGHTS†
Singapore†
Mapletree Logistic Trust(2) (Cost $—)	49,436	36
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $2,698,135), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $2,654,572)		2,654,559
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $4,717,586), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $4,625,023)		4,625,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	288	288
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,279,847)		7,279,847
8

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $208,445)	208,445	$208,445
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $465,973,521)		509,165,663
OTHER ASSETS AND LIABILITIES — (0.7)%		(3,612,630)
TOTAL NET ASSETS — 100.0%		$505,553,033

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Industrial	24.8%
Residential	16.7%
Data Centers	10.0%
Health Care	9.0%
Self Storage	6.2%
Retail	6.0%
Diversified	5.8%
Office	5.7%
Specialty	3.9%
Lodging/Resorts	3.6%
Infrastructure REITs	3.5%
Timber REITs	2.4%
Home Financing	1.6%
Cash and Equivalents*	0.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,418,963. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,482,906, which includes securities collateral of $1,274,461.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $465,765,076) — including $1,418,963 of securities on loan	$508,957,218
Investment made with cash collateral received for securities on loan, at value (cost of $208,445)	208,445
Total investment securities, at value (cost of $465,973,521)	509,165,663
Receivable for capital shares sold	250
Dividends and interest receivable	953,803
Securities lending receivable	1,529
510,121,245

Liabilities
Payable for collateral received for securities on loan	208,445
Payable for investments purchased	4,251,004
Payable for capital shares redeemed	125
Accrued management fees	108,638
4,568,212

Net Assets	$505,553,033

Net Assets Consist of:
Capital (par value and paid-in surplus)	$500,114,723
Distributable earnings	5,438,310
$505,553,033

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$111,182,571	11,382,030	$9.77
G Class, $0.01 Par Value	$394,370,462	40,006,358	$9.86

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $345,821)	$8,567,541
Interest	16,187
Securities lending, net	9,583
8,593,311

Expenses:
Management fees	3,135,419
Directors' fees and expenses	11,560
Other expenses	10,055
3,157,034
Fees waived(1)	(2,081,758)
1,075,276

Net investment income (loss)	7,518,035

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,084,029)
Foreign currency translation transactions	(13,985)
(9,098,014)

Change in net unrealized appreciation (depreciation) on:
Investments	(40,096,906)
Translation of assets and liabilities in foreign currencies	6,236
(40,090,670)

Net realized and unrealized gain (loss)	(49,188,684)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,670,649)

(1)Amount consists of $9,579 and $2,072,179 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$7,518,035	$8,791,242
Net realized gain (loss)	(9,098,014)	18,661,890
Change in net unrealized appreciation (depreciation)	(40,090,670)	68,168,250
Net increase (decrease) in net assets resulting from operations	(41,670,649)	95,621,382

Distributions to Shareholders
From earnings:
Investor Class	(3,728,942)	(3,245,373)
G Class	(13,216,652)	(11,698,497)
Decrease in net assets from distributions	(16,945,594)	(14,943,870)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	205,887,734	(114,657,131)

Net increase (decrease) in net assets	147,271,491	(33,979,619)

Net Assets
Beginning of period	358,281,542	392,261,161
End of period	$505,553,033	$358,281,542

See Notes to Financial Statements.

12

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

13

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

14

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$208,445	—	—	—	$208,445
Gross amount of recognized liabilities for securities lending transactions					$208,445

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 66% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

15

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee before and after waiver for each class for the period ended October 31, 2020 are as follows:

	Before Waiver	After Waiver
Investor Class	1.11%	1.10%
G Class	0.76%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $19,578 and $1,232,125, respectively. The effect of interfund transactions on the Statement of Operations was $(35,871) in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $593,470,636 and $563,958,717, respectively.

On August 5, 2020, the fund received investment securities valued at $168,713,992 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		90,000,000
Sold	3,493,643	$34,121,644	174,356	$1,535,358
Issued in reinvestment of distributions	347,201	3,728,942	355,852	3,245,373
Redeemed	(593,308)	(6,583,335)	(4,169,846)	(42,466,392)
	3,247,536	31,267,251	(3,639,638)	(37,685,661)
G Class/Shares Authorized	190,000,000		190,000,000
Sold	20,212,608	205,365,182	940,364	9,363,967
Issued in reinvestment of distributions	1,230,601	13,216,652	1,282,730	11,698,497
Redeemed	(4,047,585)	(43,961,351)	(9,633,104)	(98,033,934)
	17,395,624	174,620,483	(7,410,010)	(76,971,470)
Net increase (decrease)	20,643,160	$205,887,734	(11,049,648)	$(114,657,131)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•    Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•    Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•    Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$33,339,159	—
Belgium	—	7,350,723	—
Canada	—	10,982,381	—
China	$12,986,953	7,983,537	—
Hong Kong	—	10,305,694	—
India	—	2,992,584	—
Japan	—	47,953,748	—
Singapore	—	13,951,865	—
Spain	—	9,281,437	—
Sweden	—	2,426,489	—
United Kingdom	—	18,906,643	—
Other Countries	323,216,122	—	—
Rights	—	36	—
Temporary Cash Investments	288	7,279,559	—
Temporary Cash Investments - Securities Lending Collateral	208,445	—	—
	$336,411,808	$172,753,855	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

18

8. Federal Tax Information

On December 8, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 7, 2020:

Investor Class	G Class
$0.0704	$0.1887

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$16,945,594	$14,943,870
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$477,548,164
Gross tax appreciation of investments	$42,620,802
Gross tax depreciation of investments	(11,003,303)
Net tax appreciation (depreciation) of investments	31,617,499
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	3,713
Net tax appreciation (depreciation)	$31,621,212
Undistributed ordinary income	$5,780,289
Accumulated short-term capital losses	$(31,963,191)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$11.58	0.12	(1.47)	(1.35)	(0.46)	$9.77	(11.99)%	1.11%	1.12%	1.22%	1.21%	154%	$111,183
2019	$9.32	0.16	2.43	2.59	(0.33)	$11.58	28.60%	1.12%	1.12%	1.60%	1.60%	117%	$94,161
2018	$9.79	0.16	(0.30)	(0.14)	(0.33)	$9.32	(1.45)%	1.11%	1.18%	1.66%	1.59%	178%	$109,781
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
G Class
2020	$11.68	0.24	(1.47)	(1.23)	(0.59)	$9.86	(10.96)%	0.01%	0.77%	2.32%	1.56%	154%	$394,370
2019	$9.41	0.28	2.42	2.70	(0.43)	$11.68	30.03%	0.01%	0.77%	2.71%	1.95%	117%	$264,120
2018	$9.83	0.27	(0.30)	(0.03)	(0.39)	$9.41	(0.43)%	0.00%(3)	0.83%	2.77%	1.94%	178%	$282,481
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
26

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board
27

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 2012

Annual Report

October 31, 2020

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	-19.76%	3.01%	7.73%	—	9/21/95
FTSE Nareit All Equity REITs Index	—	-16.01%	4.56%	8.32%	—	—
MSCI U.S. REIT Index	—	-21.01%	2.28%	7.11%	—	—
S&P 500 Index	—	9.71%	11.70%	13.00%	—	—
I Class	REAIX	-19.59%	3.22%	7.94%	—	6/16/97
Y Class	ARYEX	-19.50%	—	—	1.99%	4/10/17
A Class	AREEX					10/6/98
No sales charge		-19.96%	2.75%	7.46%	—
With sales charge		-24.57%	1.55%	6.82%	—
C Class	ARYCX	-20.56%	1.98%	6.65%	—	9/28/07
R Class	AREWX	-20.16%	2.50%	7.19%	—	9/28/07
R5 Class	ARREX	-19.59%	—	—	1.84%	4/10/17
R6 Class	AREDX	-19.48%	3.38%	—	5.39%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Effective October 1, 2020, the fund's primary benchmark changed from the MSCI U.S. REIT Index to the FTSE Nareit All Equity REITs Index. The fund's investment advisor believes that the FTSE Nareit All Equity REITs Index aligns better with the fund's strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $21,059

FTSE Nareit All Equity REITs Index — $22,254

MSCI U.S. REIT Index — $19,884

S&P 500 Index — $33,987

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.16%	0.96%	0.81%	1.41%	2.16%	1.66%	0.96%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned ‑19.76%* for the fiscal year ended October 31, 2020. By comparison, the FTSE Nareit All Equity REITs Index (the fund’s new benchmark) returned ‑16.01%. The S&P 500 Index (a broad stock market measure) returned 9.71%.

As of October 1, 2020, the strategy changed its benchmark from the MSCI U.S. REIT Index to the FTSE Nareit All Equity REITs Index. In our view, this new benchmark provides a better fit for our strategy, due in part to its risk and reward metrics over trailing time periods. It also offers a dedicated allocation to cellular infrastructure real estate investment trusts (REITs), which has been a strong-performing area within the real estate universe. Because the fund was underweight in these infrastructure REITs relative to the heavy weighting in the index, its performance lagged that of the FTSE Nareit All Equity REITs Index for the 12-month performance period.

We believe it’s important to mention that the fund outperformed its previous index prior to the benchmark change. The fund returned ‑17.09% for the 11-month period ending September 30, 2020, compared to a ‑18.91% return in the MSCI U.S. REIT Index. The fund also outperformed the new benchmark for the one-month period following the benchmark change, returning ‑3.21% versus a ‑3.35% return for the FTSE Nareit All Equity REITs Index. This reflected our efforts to add exposure to infrastructure REITs to better match the index exposure.

REIT Market Overview

Real estate stocks experienced heightened volatility over the period as the COVID-19 pandemic triggered a steep drop in economic activity and a first-quarter sell-off in the stock market. Efforts to contain the virus through shutdowns also took a steep toll on real estate sectors such as lodging/resorts, retail, office and health care. Other sectors, such as industrial and data centers, benefited as the pandemic drove e‑commerce growth and increased reliance on digital connectivity. Real estate stocks rebounded in the second quarter, as the lifting of COVID-19 lockdowns spurred a rebound in economic activity. This made it easier for property owners to collect rents, leading to improving fundamentals in most real estate sectors. Low interest rates also provided a tailwind for real estate stocks. Nonetheless, real estate stocks continued to lag the broader equity market in the third quarter. Lodging/resorts and retail, in particular, continued to face headwinds, and were the weakest-performing sector of the index for the 12-month period. Data centers and infrastructure REITs had the strongest positive performance.

Underweight in Tower REITs Dampened Relative Performance

An underweight in telecommunication infrastructure REITs American Tower and Crown Castle International sharply detracted from performance relative to the FTSE Nareit All Equity REITs Index for the 12-month period. Cellular tower companies have seen strong leasing trends as carriers have invested in infrastructure to support the rollout of 5G communications. Because the fund was underweight in these stocks relative to the index, it did not benefit as much from these tower companies’ strong stock performance.

The fund’s overweight in Ryman Hospitality Properties dampened relative performance. This REIT owns destination resorts and convention hotels in major U.S. cities. The stock declined sharply in the first quarter as COVID-19 fears slashed travel plans and pushed hotel vacancies higher. The company’s decision to close several properties hurt its earnings outlook, and we decided to exit the position in the first quarter. The stock was still a detractor for the 12-month period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Data Center Stock was a Top Positive Contributor

As the pandemic kept people at home, demand for digital bandwidth skyrocketed to support remote working, learning and entertainment. This fueled increased investment in data centers, driving strong earnings and stock performance for U.S. data center REIT Equinix, a top contributor to relative performance. The company was a leading positive contributor. In our view, Equinix offers one of the highest growth rates in the data center sector. Prologis was another prominent contributor. The U.S.-based logistics REIT reported strong earnings trends, supported by the build out of e‑commerce distribution networks.

The fund’s sizable underweight to regional shopping mall company Simon Property Group also lifted relative performance. Mall operators have struggled this year as COVID-19 lockdowns led to a sharp drop in mall foot traffic and store revenues. As a result, retail REITs found it harder to collect rents. Given our concerns over rising retailer bankruptcies and higher mall vacancy rates, problems that challenged the sector even before COVID-19, we exited the position.

Outlook

Looking ahead, we believe improved economic growth and a low interest rate environment will support REIT earnings and valuations. At the same time, we recognize near-term uncertainty around the virus could lead to volatility. While stock selection continues to drive our sector weightings, a number of themes have emerged. The residential sector ended the period as a notable overweight. Within residential, we reduced exposure to urban multifamily properties starting in the second quarter, as we expected the pandemic to drive migration away from dense city centers. At the same time, we added exposure to single-family and multifamily residential properties in the suburbs and the Sunbelt, areas that are benefiting from this population shift. We also added modest exposure to home financing and timber REITs due to strength in home buying and housing construction.

The fund ended the period overweight in industrial, although we reduced a number of positions following strong stock performance. We also took profits on several holdings in data centers, moving to a sector underweight as valuations became less attractive. We added to our own weighting in infrastructure REITs and ended the 12-month period with a nearly neutral weighting in the sector relative to the FTSE Nareit All Equity REITs Index. We anticipate improving fundamentals for tower companies in 2021, as carriers invest to support the rollout of 5G communications.

Diversified and retail are our largest sector underweights. We reduced our weighting in retail due to concerns over e-commerce competition, bankruptcies and store closures. We also cut exposure to the office sector and ended the period with an underweight. Companies have seen stronger-than-expected productivity from remote workers during the pandemic. As a result, we expect many will reevaluate their work arrangements going forward, potentially reducing demand for office space.

6

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
American Tower Corp.	10.5%
Prologis, Inc.	9.9%
Equinix, Inc.	7.1%
SBA Communications Corp.	5.3%
Welltower, Inc.	4.2%
Invitation Homes, Inc.	4.1%
Sun Communities, Inc.	3.8%
Crown Castle International Corp.	3.8%
Weyerhaeuser Co.	3.5%
Extra Space Storage, Inc.	3.2%

Sector Allocation	% of net assets
Infrastructure REITs	19.6%
Residential	16.0%
Industrial	12.7%
Data Centers	11.2%
Health Care	9.7%
Retail	6.2%
Self Storage	6.0%
Office	5.0%
Timber REITs	4.6%
Lodging/Resorts	2.9%
Specialty	2.6%
Home Financing	2.0%
Diversified	0.6%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,014.60	$5.87	1.16%
I Class	$1,000	$1,016.00	$4.86	0.96%
Y Class	$1,000	$1,016.40	$4.11	0.81%
A Class	$1,000	$1,013.30	$7.14	1.41%
C Class	$1,000	$1,009.50	$10.91	2.16%
R Class	$1,000	$1,012.40	$8.40	1.66%
R5 Class	$1,000	$1,016.00	$4.86	0.96%
R6 Class	$1,000	$1,016.40	$4.11	0.81%
Hypothetical
Investor Class	$1,000	$1,019.31	$5.89	1.16%
I Class	$1,000	$1,020.31	$4.88	0.96%
Y Class	$1,000	$1,021.06	$4.12	0.81%
A Class	$1,000	$1,018.05	$7.15	1.41%
C Class	$1,000	$1,014.28	$10.94	2.16%
R Class	$1,000	$1,016.79	$8.42	1.66%
R5 Class	$1,000	$1,020.31	$4.88	0.96%
R6 Class	$1,000	$1,021.06	$4.12	0.81%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.1%
Data Centers — 11.2%
Digital Realty Trust, Inc.	146,828	$21,187,281
Equinix, Inc.	69,988	51,178,025
QTS Realty Trust, Inc., Class A	142,057	8,737,926
		81,103,232
Diversified — 0.6%
JBG SMITH Properties	193,828	4,525,884
Health Care — 9.7%
Healthpeak Properties, Inc.	524,803	14,153,937
Omega Healthcare Investors, Inc.	212,277	6,115,700
Ventas, Inc.	501,503	19,794,323
Welltower, Inc.	561,337	30,183,091
		70,247,051
Home Financing — 2.0%
AGNC Investment Corp.	538,289	7,519,897
PennyMac Mortgage Investment Trust	456,410	6,832,458
		14,352,355
Industrial — 12.7%
Innovative Industrial Properties, Inc.	31,311	3,651,802
Prologis, Inc.	726,316	72,050,547
Rexford Industrial Realty, Inc.	217,972	10,126,979
Terreno Realty Corp.	116,400	6,550,992
		92,380,320
Infrastructure REITs — 19.6%
American Tower Corp.	330,984	76,010,476
Crown Castle International Corp.	174,986	27,332,813
SBA Communications Corp.	133,808	38,853,829
		142,197,118
Lodging/Resorts — 2.9%
MGM Growth Properties LLC, Class A	428,112	11,323,562
RLJ Lodging Trust	625,162	5,113,825
Wyndham Hotels & Resorts, Inc.	90,701	4,218,504
		20,655,891
Office — 5.0%
Alexandria Real Estate Equities, Inc.	118,293	17,923,755
Cousins Properties, Inc.	286,538	7,300,988
Empire State Realty Trust, Inc., Class A	690,791	3,716,456
SL Green Realty Corp.	175,441	7,510,629
		36,451,828
Residential — 16.0%
American Homes 4 Rent, Class A	574,459	16,239,956
Invitation Homes, Inc.	1,089,398	29,696,990
Mid-America Apartment Communities, Inc.	191,910	22,382,463
Sun Communities, Inc.	201,416	27,720,884
UDR, Inc.	641,230	20,032,025
		116,072,318
Retail — 6.2%
Agree Realty Corp.	108,644	6,743,533
10

	Shares	Value
Brixmor Property Group, Inc.	940,597	$10,308,943
NETSTREIT Corp.	219,548	3,850,872
Regency Centers Corp.	179,322	6,382,070
STORE Capital Corp.	526,616	13,534,031
Urban Edge Properties	478,941	4,502,046
		45,321,495
Self Storage — 6.0%
Extra Space Storage, Inc.	199,145	23,090,863
Life Storage, Inc.	180,074	20,555,447
		43,646,310
Specialty — 2.6%
VICI Properties, Inc.	831,815	19,090,154
Timber REITs — 4.6%
PotlatchDeltic Corp.	188,766	7,843,227
Weyerhaeuser Co.	926,286	25,278,345
		33,121,572
TOTAL COMMON STOCKS (Cost $598,135,157)		719,165,528
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $3,764,037), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $3,703,264)		3,703,245
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $6,582,065), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $6,453,032)		6,453,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	403	403
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,156,648)		10,156,648
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $608,291,805)		729,322,176
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,827,947)
TOTAL NET ASSETS — 100.0%		$725,494,229

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $608,291,805)	$729,322,176
Receivable for capital shares sold	484,508
Dividends and interest receivable	489,452
730,296,136

Liabilities
Payable for investments purchased	3,628,810
Payable for capital shares redeemed	498,375
Accrued management fees	661,238
Distribution and service fees payable	13,484
4,801,907

Net Assets	$725,494,229

Net Assets Consist of:
Capital (par value and paid-in surplus)	$662,375,928
Distributable earnings	63,118,301
$725,494,229

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$318,436,947	13,056,453	$24.39
I Class, $0.01 Par Value	$144,369,116	5,900,763	$24.47
Y Class, $0.01 Par Value	$310,616	12,697	$24.46
A Class, $0.01 Par Value	$32,180,487	1,321,522	$24.35*
C Class, $0.01 Par Value	$2,882,792	122,041	$23.62
R Class, $0.01 Par Value	$8,025,629	332,377	$24.15
R5 Class, $0.01 Par Value	$784,007	32,045	$24.47
R6 Class, $0.01 Par Value	$218,504,635	8,933,157	$24.46
*Maximum offering price $25.84 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends	$21,558,939
Interest	27,375
21,586,314

Expenses:
Management fees	8,832,531
Distribution and service fees:
A Class	100,178
C Class	43,766
R Class	45,705
Directors' fees and expenses	28,494
Other expenses	11,232
9,061,906

Net investment income (loss)	12,524,408

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(39,935,222)
Change in net unrealized appreciation (depreciation) on investments	(167,286,156)

Net realized and unrealized gain (loss)	(207,221,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(194,696,970)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$12,524,408	$16,851,826
Net realized gain (loss)	(39,935,222)	75,435,288
Change in net unrealized appreciation (depreciation)	(167,286,156)	163,958,618
Net increase (decrease) in net assets resulting from operations	(194,696,970)	256,245,732

Distributions to Shareholders
From earnings:
Investor Class	(39,649,461)	(34,228,520)
I Class	(11,449,414)	(7,208,192)
Y Class	(30,089)	(23,911)
A Class	(3,390,461)	(2,890,574)
C Class	(392,603)	(333,356)
R Class	(739,862)	(462,507)
R5 Class	(476)	(338)
R6 Class	(19,268,712)	(13,581,804)
From tax return of capital:
Investor Class	(3,072,625)	—
I Class	(1,259,038)	—
Y Class	(3,170)	—
A Class	(248,437)	—
C Class	(13,138)	—
R Class	(51,269)	—
R5 Class	(49)	—
R6 Class	(2,213,680)	—
Decrease in net assets from distributions	(81,782,484)	(58,729,202)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(46,466,569)	(128,281,002)

Net increase (decrease) in net assets	(322,946,023)	69,235,528

Net Assets
Beginning of period	1,048,440,252	979,204,724
End of period	$725,494,229	$1,048,440,252

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.20%	1.15%
I Class	0.80% to 1.00%	0.95%
Y Class	0.65% to 0.85%	0.80%
A Class	1.00% to 1.20%	1.15%
C Class	1.00% to 1.20%	1.15%
R Class	1.00% to 1.20%	1.15%
R5 Class	0.80% to 1.00%	0.95%
R6 Class	0.65% to 0.85%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,946,267 and $2,798,284, respectively. The effect of interfund transactions on the Statement of Operations was $(57,846) in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 were $1,113,289,936 and $1,223,796,440, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	2,706,865	$74,295,098	2,524,012	$73,940,932
Issued in reinvestment of distributions	1,432,930	41,624,389	1,258,097	33,533,336
Redeemed	(8,184,037)	(216,330,362)	(8,352,316)	(238,545,626)
	(4,044,242)	(100,410,875)	(4,570,207)	(131,071,358)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	4,148,164	109,123,356	2,796,139	83,062,331
Issued in reinvestment of distributions	336,671	9,726,322	193,750	5,244,204
Redeemed	(3,407,449)	(90,859,309)	(2,528,526)	(73,771,377)
	1,077,386	27,990,369	461,363	14,535,158
Y Class/Shares Authorized	30,000,000		30,000,000
Issued in reinvestment of distributions	544	15,747	440	11,829
Redeemed	(409)	(9,894)	(1,041)	(31,599)
	135	5,853	(601)	(19,770)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	376,861	10,033,683	326,083	9,481,547
Issued in reinvestment of distributions	115,373	3,348,072	100,584	2,672,619
Redeemed	(766,289)	(20,673,184)	(702,644)	(20,116,487)
	(274,055)	(7,291,429)	(275,977)	(7,962,321)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	28,691	754,857	10,147	292,497
Issued in reinvestment of distributions	11,628	330,044	10,875	277,797
Redeemed	(102,200)	(2,477,779)	(84,673)	(2,381,647)
	(61,881)	(1,392,878)	(63,651)	(1,811,353)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	121,402	3,278,336	131,331	3,794,663
Issued in reinvestment of distributions	26,063	750,432	15,393	406,514
Redeemed	(133,797)	(3,506,895)	(125,583)	(3,579,712)
	13,668	521,873	21,141	621,465
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	32,042	822,852	—	—
Issued in reinvestment of distributions	18	525	13	338
Redeemed	(215)	(5,504)	—	—
	31,845	817,873	13	338
R6 Class/Shares Authorized	60,000,000		60,000,000
Sold	3,757,191	97,904,190	1,909,147	55,995,617
Issued in reinvestment of distributions	743,059	21,479,998	504,384	13,581,524
Redeemed	(3,194,746)	(86,091,543)	(2,459,795)	(72,150,302)
	1,305,504	33,292,645	(46,264)	(2,573,161)
Net increase (decrease)	(1,951,640)	$(46,466,569)	(4,474,183)	$(128,281,002)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•    Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•    Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•    Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$719,165,528	—	—
Temporary Cash Investments	403	$10,156,245	—
	$719,165,931	$10,156,245	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$12,779,047	$20,288,544
Long-term capital gains	$62,142,031	$38,440,658
Tax return of capital	$6,861,406	$—

19

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$635,374,786
Gross tax appreciation of investments	$124,226,484
Gross tax depreciation of investments	(30,279,094)
Net tax appreciation (depreciation) of investments	$93,947,390
Undistributed ordinary income	—
Accumulated short-term capital losses	$(30,829,089)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$33.09	0.37	(6.53)	(6.16)	(0.38)	(1.95)	(0.21)	(2.54)	$24.39	(19.76)%	1.16%	1.35%	129%	$318,437
2019	$27.08	0.48	7.24	7.72	(0.58)	(1.13)	—	(1.71)	$33.09	30.15%	1.16%	1.66%	93%	$565,826
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	—	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	—	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
2016	$29.69	0.41	1.41	1.82	(0.82)	—	—	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
I Class
2020	$33.18	0.41	(6.52)	(6.11)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$144,369
2019	$27.16	0.54	7.25	7.79	(0.64)	(1.13)	—	(1.77)	$33.18	30.39%	0.96%	1.86%	93%	$160,058
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	—	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
2016	$29.76	0.46	1.43	1.89	(0.88)	—	—	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
Y Class
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.50)%	0.81%	1.70%	129%	$311
2019	$27.15	0.59	7.25	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.59%	0.81%	2.01%	93%	$417
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357
2017(3)	$28.68	0.27	(0.12)	0.15	(0.05)	—	—	(0.05)	$28.78	0.54%	0.80%(4)	1.70%(4)	145%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$33.04	0.29	(6.51)	(6.22)	(0.34)	(1.95)	(0.18)	(2.47)	$24.35	(19.96)%	1.41%	1.10%	129%	$32,180
2019	$27.05	0.41	7.22	7.63	(0.51)	(1.13)	—	(1.64)	$33.04	29.78%	1.41%	1.41%	93%	$52,719
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	—	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	—	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
2016	$29.69	0.34	1.41	1.75	(0.74)	—	—	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
C Class
2020	$32.12	0.09	(6.32)	(6.23)	(0.23)	(1.95)	(0.09)	(2.27)	$23.62	(20.56)%	2.16%	0.35%	129%	$2,883
2019	$26.33	0.19	7.02	7.21	(0.29)	(1.13)	—	(1.42)	$32.12	28.84%	2.16%	0.66%	93%	$5,908
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	—	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	—	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
2016	$29.22	0.11	1.37	1.48	(0.52)	—	—	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
R Class
2020	$32.78	0.23	(6.46)	(6.23)	(0.30)	(1.95)	(0.15)	(2.40)	$24.15	(20.16)%	1.66%	0.85%	129%	$8,026
2019	$26.85	0.33	7.17	7.50	(0.44)	(1.13)	—	(1.57)	$32.78	29.49%	1.66%	1.16%	93%	$10,448
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	—	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	—	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445
2016	$29.55	0.23	1.43	1.66	(0.66)	—	—	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$33.19	0.41	(6.53)	(6.12)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$784
2019	$27.16	0.53	7.27	7.80	(0.64)	(1.13)	—	(1.77)	$33.19	30.39%	0.96%	1.86%	93%	$7
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
2017(3)	$28.69	0.25	(0.11)	0.14	(0.04)	—	—	(0.04)	$28.79	0.47%	0.95%(4)	1.55%(4)	145%(5)	$5
R6 Class
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.48)%	0.81%	1.70%	129%	$218,505
2019	$27.15	0.58	7.26	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.60%	0.81%	2.01%	93%	$253,059
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	—	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431
2016	$29.75	0.51	1.43	1.94	(0.93)	—	—	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
28

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
29

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
30

and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $62,142,031, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund hereby designates $1,082,968 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2020.

33

Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 2012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Thomas Bunn, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $103,480
FY 2020: $97,580

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2020

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2020